UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-09813

Scout Funds
(Exact name of registrant as specified in charter)

928 Grand Boulevard
Kansas City, MO 64106
(Address of principal executive offices)

Scout Investments, Inc.
928 Grand Boulevard
Kansas City, MO 64106
(Name and address of agent for service)

Registrant's telephone number, including area code: (877) 726-8842

Date of fiscal year end: June 30

Date of reporting period: June 30, 2017

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Annual Report
June 30, 2017

International Fund
Scout International Fund (UMBWX)

Domestic Equity Funds
Scout Mid Cap Fund (UMBMX)
Scout Small Cap Fund (UMBHX)

Fixed Income Funds
Scout Low Duration Bond Fund (SCLDX)
Scout Core Bond Fund
Institutional Class (SCCIX)
Class Y (SCCYX)
Scout Core Plus Bond Fund
Institutional Class (SCPZX)
Class Y (SCPYX)
Scout Unconstrained Bond Fund
Institutional Class (SUBFX)
Class Y (SUBYX)

Table of Contents

International Fund	1

Mid Cap Fund	7

Small Cap Fund	13

Low Duration Bond Fund	18

Core Bond Fund	25

Core Plus Bond Fund	30

Unconstrained Bond Fund	36

Statements of Assets and Liabilities	42

Statements of Operations	44

Statements of Changes in Net Assets	46

Financial Highlights	49

Notes to Financial Statements	55

Report of Independent Registered Accounting Firm	66

Expense Examples	67

Other Information	68

Trustees and Officers	70

Glossary of Investment Terms	72

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

SCOUT FUNDS ANNUAL REPORT

Scout International Fund
UMBWX

MARKET REVIEW (Unaudited)

International markets, represented by the MSCI EAFE® Index, were strong during the 12 month period ending June 30, 2017, delivering a 20.27% return. Investors experienced a whirlwind of political events during the period. The Turkish government survived a coup attempt while Dilma Rousseff, former president of Brazil, was impeached and removed from office. Her successor, Michel Temer, is not having much better luck and is the subject of a recent indictment. In Italy, the December constitutional referendum that took place was decisively defeated and subsequently Prime Minister Matteo Renzi submitted his resignation. In May, Emmanuel Macron was elected President of France inspiring hopes of a new approach and possible closer Eurozone integration. During the following month and subsequent to the Brexit vote in the UK, Prime Minister Theresa May failed to consolidate her position after calling a snap election. This weakened her standing and could lead to a softer Brexit than had been expected. But the biggest impact on equity markets worldwide would have to be the surprise election of Donald Trump as President of the United States (U.S.) in November. Markets initially treated his election with skepticism but this reaction was soon overshadowed by optimism regarding increased spending programs, reduced regulation, and tax reform. Much of the early hype has dwindled amid dramatic reorganizations in the White House. But, in spite of this and a few Federal Reserve interest rate increases, equity markets have powered ahead. Additionally, after initial signs of strength following the election, the U.S. dollar (USD) has weakened and is having one of its worst years since 1985.

Against this backdrop, Europe continues to show signs of recovery, with unemployment levels at their lowest since 2009. Much of this is being reflected in a Euro that has strengthened significantly versus the USD since the start of the calendar year due to a more hawkish stance by the European Central Bank (ECB). Meanwhile, returns in emerging markets have mainly outpaced those of developed markets although concerns around the stability of the Chinese financial sector, a flattening Chinese yield curve and the slowing Chinese economy generated angst among some investors leading to notable underperformance of the Chinese equity market relative to global market indices. Nevertheless, overall, equity investor optimism remains high in most developed and emerging markets leaving equity market volatility historically low and the popularity of the momentum trade high.

PORTFOLIO REVIEW

The Scout International Fund (UMBWX) returned 18.80% for the fiscal year, slightly underperforming the MSCI EAFE® Index’s return of 20.27%. At the country level, Australia, Taiwan and Switzerland added the most value, while Denmark, Netherlands and Singapore detracted from relative results.

At the sector level, holdings in industrials and information technology were the Fund’s top performers. In addition, lack of exposure in both real estate and utilities impacted performance. Leading the industrials sector, discount airline Ryanair Holdings PLC reported strong growth while stock performance has been buoyed by the improving economic backdrop in Europe, a material decline in fuel prices during the second half of the fiscal year and support from the ongoing stock buyback program. Within the information technology sector, Tokyo Electron Ltd., a Japanese manufacturer and distributor of semiconductors and flat-panel display equipment, advanced after reporting significantly higher orders and expectations the semiconductor market may grow by 10% year-over-year during 2017, while the flat panel display equipment market is expected to grow by 30%.

In contrast, consumer discretionary, financials and materials detracted from relative results. In addition, an overweight in the underperforming energy sector offset the positive impact from stock selection. Within consumer discretionary, Pandora A/S, a hand-crafted jewelry manufacturer, has seen significant weakness in total retail sales jewelry, in particular. In addition, Pandora faces uncertainty in the UK due to Brexit. Within financials, Aflac, Inc., while up by more than 10% over the time period, underperformed the MSCI EAFE

JUNE 30, 2017	1

Scout International Fund
UMBWX

financials sector following outstanding relative performance over the previous fiscal year. Aflac’s sales growth was below expectations due to an ongoing restructuring of the company’s U.S. salesforce and a product revamp in Japan. Fortunately, these changes appear to already have had a positive effect, as recent sales trends are showing signs of improvement. Materials holding Givaudan S.A. underperformed the MSCI EAFE materials group over the time period after a stellar previous fiscal year. Givaudan, along with some of its leading competitors, has recently suffered from pricing pressure. This, along with a slightly dilutive acquisition and increased cost in certain areas, has weighed on the stock. The company is currently working with customers in an effort to pass through the increased costs. This should ultimately help abate recent margin pressure.

MARKET OUTLOOK

While geopolitical uncertainty still abounds, Janet Yellen’s recent comments that the Federal Funds rate would not have to rise that much to be neutral have provided solace for some investors. Others view it as a sign that the economy is not as strong as it should be. Meanwhile, the main equity markets continue their upward trend in spite of the fact that second quarter earnings growth in the U.S. probably will not be as strong as the previous quarter. However, European earnings growth is anticipated to be robust ahead of September’s German election.

Michael D. Stack, CFA

Lead Portfolio Manager

Angel M. Lupercio

Co-Portfolio Manager

2	SCOUT FUNDS ANNUAL REPORT

Scout International Fund
UMBWX

OBJECTIVE & STRATEGY (Unaudited)

The Scout International Fund seeks long-term growth of capital and income by investing in a diversified portfolio consisting primarily of equity securities of established companies either located outside the United States or whose primary business is carried on outside the United States.

PORTFOLIO MANAGEMENT TEAM

Michael D. Stack, CFA

Lead Portfolio Manager

Angel M. Lupercio

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)
as of June 30, 2017

Performance returns for the Scout International Fund and MSCI EAFE Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

REGION/COUNTRY ALLOCATION (Unaudited)
(as a % of total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards,reduced liquidity and other factors. Investments in emerging markets involve even greater risks.

JUNE 30, 2017	3

Scout International Fund
UMBWX

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2017

	1 Year	3 Years	5 Years	10 Years
Scout International Fund	18.80%	2.28%	7.40%	2.77%
MSCI EAFE Index*	20.27%	1.15%	8.69%	1.03%

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. For the fiscal year ended June 30, 2016, the gross/net expense ratio for the Fund was 1.05% (as disclosed in the most recent Prospectus) compared to the June 30, 2017, gross/net expense ratio of 1.06%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout
	International	MSCI EAFE*
Number of Holdings	70	927
Weighted Average Market Cap	$48.95B	$60.44B
Weighted Median Market Cap	$25.95B	$36.97B
Price/Earnings Ratio (Trailing 1 Year)	17.30	17.89
Price/Book Ratio	2.10	1.65
EPS Growth (Hist. 5 Yr.)	8.35%	7.09%
Return on Equity	18.65%	14.24%
Standard Deviation (Trailing 3 Years)	11.67%	12.42%
Sharpe Ratio (Trailing 3 Years)	0.17	0.07
Beta†	0.90	1.00
Alpha†	1.20%	—
R-squared†	0.91	1.00
Upside Capture†	88%	100%
Downside Capture†	81%	100%
Turnover Ratio (Trailing 1 Year)	20%	—
% in Emerging Markets	12.72%	0.00%
Total Net Assets (in Millions)	$1,186.07	—
Inception Date	9/14/1993	—

†	Measured against the MSCI EAFE Index over the trailing three year time period.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2017. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Volkswagen A.G.	1.98%
Subaru Corp.	1.96%
Credicorp Ltd	1.91%
Aflac, Inc.	1.89%
MediaTek, Inc.	1.87%
Bancolombia S.A.	1.86%
Prudential PLC	1.82%
Muenchener Rueckversicherungs-Gesellschaft A.G.	1.80%
Continental A.G.	1.77%
AXA S.A.	1.76%
Top 10 Holdings Total	18.62%

Based on total investments as of June 30, 2017. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/12	$33.35	$0.53	$—	$43.45
12/31/13	37.26	0.44	—	47.80
12/31/14	32.59	0.52	2.57	46.22
12/31/15	23.19	0.74	7.15	44.71
12/31/16	20.83	0.55	3.34	46.24
6/30/17(a)	23.21	0.20	—	48.82

(a)	Six months only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

* Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

4	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2017

INTERNATIONAL FUND

	Shares	Value

COMMON STOCKS — 98.5%
AUSTRALIA — 6.9%
BHP Billiton Ltd.(a)	383,818	$13,660,083
Caltex Australia Ltd.	834,248	20,267,911
CSL Ltd.	160,764	17,054,996
Macquarie Group Ltd.	262,567	17,859,641
Woodside Petroleum Ltd.	580,322	13,322,741
		82,165,372
CANADA — 1.2%
Enbridge, Inc.(b)	351,353	13,987,363

CHINA — 1.6%
AAC Technologies Holdings, Inc.	1,469,097	18,364,889

COLOMBIA — 1.9%
Bancolombia S.A.(a)	498,983	22,229,693

DENMARK — 2.9%
Novo Nordisk A/S(a)	408,545	17,522,495
Pandora A/S	185,268	17,287,772
		34,810,267
FRANCE — 9.5%
Air Liquide S.A.	129,468	16,000,500
AXA S.A.	767,264	20,989,118
BNP Paribas S.A.	246,345	17,743,593
Carrefour S.A.	708,354	17,921,235
Dassault Systemes S.E.	112,167	10,055,954
L’Oreal S.A.	62,882	13,100,716
TOTAL S.A.	337,524	16,687,294
		112,498,410
GERMANY — 13.9%
Allianz S.E.(a)	1,035,055	20,468,213
BASF S.E.	186,562	17,279,626
Continental A.G.	97,908	21,130,459
Fresenius S.E. & Co. KGaA	163,980	14,058,639
Henkel A.G. & Co. KGaA(a)	115,364	15,922,539
Muenchener Rueckversicherungs-Gesellschaft A.G.	106,340	21,444,120
SAP S.E.(a)	133,654	13,989,564
Siemens A.G.	124,729	17,145,786
Volkswagen A.G.	155,067	23,618,714
		165,057,660
IRELAND — 2.9%
Kerry Group PLC — Class A	172,789	14,867,156
Ryanair Holdings PLC*(a)	183,321	19,727,173
		34,594,329
JAPAN — 16.1%
Astellas Pharma, Inc.	1,627,346	19,886,971
CyberAgent, Inc.	184,710	5,723,177
FANUC Corp.	52,428	10,094,051
Japan Tobacco, Inc.	423,174	14,850,125
JGC Corp.	1,034,039	16,750,558
Komatsu Ltd.	595,630	15,116,478
Kubota Corp.	1,052,727	17,666,345
Nitto Denko Corp.	187,609	15,412,377
ORIX Corp.	1,220,991	18,888,858
Subaru Corp.	692,452	23,308,498
Sysmex Corp.	292,021	17,421,302
Tokyo Electron Ltd.	121,423	16,366,061
		191,484,801
MEXICO — 3.0%
Grupo Financiero Banorte S.A.B.de C .V. — Class O	3,036,558	19,306,424
Wal-Mart de Mexico S.A.B. de C.V.(a)	688,748	15,985,841
		35,292,265
NETHERLANDS — 2.5%
Gemalto N.V.	247,597	14,861,476
Royal Dutch Shell PLC — Class B(a)	273,674	14,896,076
		29,757,552
NORWAY — 1.5%
DNB A.S.A.	1,014,340	17,252,333

PERU — 1.9%
Credicorp Ltd.	127,050	22,791,499

SINGAPORE — 1.7%
Singapore Telecommunications Ltd.	6,997,795	19,771,516

SOUTH AFRICA — 0.9%
MTN Group Ltd.	1,249,576	10,898,270

SPAIN — 1.6%
Banco Bilbao Vizcaya Argentaria S.A.	2,227,984	18,488,068

SWEDEN — 3.9%
Essity A.B. — Class B*	302,796	8,284,506
Sandvik A.B.	1,104,648	17,373,421
SKF A.B.(a)	906,244	18,387,691
Svenska Cellulosa A.B. SCA — Class B	302,796	2,291,268
		46,336,886
SWITZERLAND — 9.2%
ABB Ltd.	644,338	15,911,903
Adecco Group A.G.	272,729	20,734,116
Coca-Cola HBC A.G.*	428,502	12,601,687
Givaudan S.A.	7,003	14,007,460
Nestle S.A.(a)	176,469	15,388,097
Novartis A.G.(a)	177,983	14,856,241
Roche Holding A.G.	62,715	15,971,429
		109,470,933

(Continued on next page)

JUNE 30, 2017	5

SCHEDULE OF INVESTMENTS

June 30, 2017

INTERNATIONAL FUND (Continued)

	Shares	Value

TAIWAN — 3.3%
Largan Precision Co., Ltd.	105,500	$16,820,348
MediaTek, Inc.	2,603,930	22,298,612
		39,118,960
UNITED KINGDOM — 8.8%
Compass Group PLC	791,949	16,709,527
Diageo PLC(a)	139,645	16,733,660
Next PLC	244,916	12,300,027
Prudential PLC(a)	472,790	21,753,068
Reckitt Benckiser Group PLC	167,125	16,943,227
WPP PLC	946,558	19,897,690
		104,337,199
UNITED STATES — 3.3%
Aflac, Inc.	289,422	22,482,301
Mettler-Toledo International, Inc.*	28,403	16,716,302
		39,198,603
TOTAL COMMON STOCKS
(Cost $819,340,649) — 98.5%		1,167,906,868

SHORT-TERM INVESTMENTS — 2.0%
MONEY MARKET FUNDS

Fidelity Investments Money Market Funds —
Treasury Portfolio — Class I, 0.816%	24,000,000	24,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $24,000,000) — 2.0%		24,000,000

TOTAL INVESTMENTS
(Cost $843,340,649) — 100.5%		1,191,906,868

Liabilities less other assets — (0.5)%		(5,835,670)

TOTAL NET ASSETS — 100.0%
(equivalent to $23.21 per share;
unlimited shares of $1.00 par value
capital shares authorized;
51,100,746 shares outstanding)		$1,186,071,198

PLC — Public Limited Company

*	Non-income producing security.

(a)	ADR — American Depositary Receipt.

(b)	Canadian security traded on U.S. stock exchange.

See accompanying Notes to Financial Statements.

6	SCOUT FUNDS ANNUAL REPORT

Scout Mid Cap Fund
UMBMX

MARKET REVIEW (Unaudited)

The Russell Midcap® Index, a measure of domestic mid-capitalization stocks, gained 16.48% during the 12 months ending June 30, 2017. A vast majority of the gains during the fiscal year followed the November U.S. elections as investors anticipated tax and regulatory reform. Investor optimism was also bolstered by steadily improving U.S. and global economies, which may have improved due to quantitative easing (QE) in the European Union (E.U.) and Japan as well as stimulus in China. While showing positive signs, the global economies continue to face significant hurdles to longer-term economic growth, such as poor demographics and high debt levels.

The Federal Reserve (the Fed) was able to successfully hike interest rates three times this fiscal year given the tighter labor markets and improvement in the U.S. economy. There are some developing credit concerns in subprime auto loans and credit cards but, with unemployment continuing to fall and wages still rising, the yield curve remains upwardly sloped and economic growth is still positive.

The price of oil, a key component in the overall economy, traded within a $16 range during the past twelve months. West Texas Intermediate spot oil price climbed from roughly $39 per barrel in August 2016 to reach just over $55 per barrel in January, then pulled back to around $46 as the fiscal year closed. We believe Saudi Arabia would like to conduct an initial public offering of their national oil company, Aramco, sometime in 2018; and we expect they will be supportive of orderly oil markets to set the stage for the offering and shore up their government’s budget. Looking forward, industry fundamentals may come under more pressure from the growth of electric vehicles curtailing oil demand, and from wind and solar power pressuring natural gas demand growth. With these demand trends in mind, we have become more cautious regarding the outlook for the sector.

PORTFOLIO REVIEW

The Scout Mid Cap Fund (UMBMX) returned 22.93% for the fiscal year, outperforming the Russell Midcap Index return of 16.48%. Stock selection was overwhelmingly positive, while sector allocation provided a modest positive impact on relative performance.

At the sector level, we added the most value in information technology, consumer discretionary and financials. Within technology, global IT provider DXC Technology (formerly known as Computer Sciences Corp.) soared after announcing a lucrative merger deal with Hewlett-Packard Enterprises Services that promises significant potential for earnings accretion. In addition, NVIDIA Corp. reported better than expected earnings while investors remained excited about growth potential for graphics processing chips for the artificial intelligence, deep learning and automotive markets. Within consumer discretionary, Thor Industries, Inc., acquired key competitor Jayco which improved sentiment due to potential earnings accretion and further industry consolidation. Citizen Financial Group, a top holding in financials, rallied as interest rates lifted and investors re-rated the stock from below tangible book value due to progress in improving their returns on capital.

In contrast, materials, consumer staples and utilities were the weakest sectors on a relative basis. In materials, Newmont Mining Corp. and CF Industries Holdings, Inc. lagged. Newmont Mining is among the world’s leading gold producers and the stock was under pressure as gold prices suffered late in the year as interest rates climbed, the U.S. dollar appreciated and investor interest for the sector waned following global economic improvement. CF manufactures and distributes nitrogen fertilizer and related products. Weak agriculture markets and excess nitrogen fertilizer supply weighed on the stock. In consumer staples, Hain Celestial Group, Inc., a major player in the organic food market, declined as investors worried about a tougher sales environment and increased competition. The company was further weakened by sluggish sales in their popular Celestial Seasonings teas after a packaging redesign turned off loyal customers. In addition, grocery chain Kroger Co. suffered from continued food deflation, which hurt same store sales and increased promotional activity at other large grocery chains. Finally, the portfolio’s overweight in utilities resulted in a drag on relative performance as higher interest rates weighed down this sector.

OUTLOOK & POSITIONING

Despite some uncertainties, our outlook for U.S. equities remains positive. Domestically, the low growth environment continues, and expectations for legislation on deregulation, tax reform and infrastructure have fallen, creating a potential positive surprise going forward if these expectations can be exceeded. Downside risks are possible given potential trade policies; however, we view the tough rhetoric as a possible negotiating tactic. Risks of protectionism around the globe remain, although

JUNE 30, 2017	7

Scout Mid Cap Fund
UMBMX

growth in major global economies is steady and the near-term risk of deflation in the major economic zones has receded due to aggressive monetary policy actions by foreign central banks.

We are currently exposed to cyclical sectors that benefit from stronger economic growth, especially technology and industrials. While the overall macro environment appears reasonable, we continue to focus on attractive themes and stock-specific ideas. In the financials sector, we favor banks that benefit from higher interest rates and that are realizing better loan growth and low loan losses. We are witnessing exciting innovations within health care, a sector we are overweight because of demographics-driven demand growth and strong company-specific fundamentals. One example is ABIOMED, which is improving the treatment of cardiovascular diseases with innovative devices that save lives and money. We believe the shale energy revolution underway within the U.S. will continue to disrupt global energy production especially after OPEC (Organization of the Petroleum Exporting Countries) members agreed to cut oil production and accelerate the rebalancing of oil inventories. Therefore, we favor energy holdings that control prolific, low-cost energy reserves or provide the tools to produce the reserves while retaining a cautious weighting on the sector due to abundant energy supplies.

We remain steadfast in our approach to invest in companies that adhere to the quality investment process that has benefited our investors in the past; using what we believe are timeless investment principles to select stocks with sound fundamentals and reasonable valuations while steering the portfolio away from perceived problems.

G. Patrick Dunkerley, CFA

Lead Portfolio Manager

Derek M. Smashey, CFA

Co-Portfolio Manager

John A. Indellicate II, CFA

Co-Portfolio Manager

Jason J. Votruba, CFA

Co-Portfolio Manager

8	SCOUT FUNDS ANNUAL REPORT

Scout Mid Cap Fund
UMBMX

OBJECTIVE & STRATEGY (Unaudited)

 The Scout Mid Cap Fund seeks long-term growth of capital by investing in common stocks of mid cap companies.

PORTFOLIO MANAGEMENT TEAM

G. Patrick Dunkerley, CFA

Lead Portfolio Manager

Derek M. Smashey, CFA

Co-Portfolio Manager

John A. Indellicate II, CFA

Co-Portfolio Manager

Jason J. Votruba, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)
as of June 30, 2017

Performance returns for the Scout Mid Cap Fund and Russell Midcap® Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Russell Midcap® Index is a subset of the Russell 1000® Index and measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Mid-cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

JUNE 30, 2017	9

Scout Mid Cap Fund
UMBMX

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2017

	1 Year	3 Years	5 Years	10 Years
Scout Mid Cap Fund	22.93%	8.94%	14.59%	10.10%
Russell Midcap® Index*	16.48%	7.69%	14.72%	7.67%

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. For the fiscal year ended June 30, 2016, the gross/net expense ratio for the Fund was 1.04% (as disclosed in the most recent Prospectus) compared to the June 30, 2017, gross/net expense ratio of 1.03%.

The “10 Years” performance return for the Fund reflects a fee waiver that was in effect. In absence of such waiver, the return would be reduced.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout	Russell
	Mid Cap	Midcap®*
Number of Holdings	140	791
Weighted Average Market Cap	$13.34B	$13.58B
Weighted Median Market Cap	$10.79B	$12.3B
Price to Earnings Ratio (Trailing 1 Year)	21.54	20.82
Price/Book Ratio	2.88	2.63
EPS Growth (Hist. 5 Yr.)	13.12%	8.22%
Return on Equity	15.67%	14.59%
Standard Deviation (Trailing 3 Years)	10.80%	11.16%
Sharpe Ratio (Trailing 3 Years)	0.80	0.66
Beta†	0.91	1.00
Alpha†	1.83%	—
R-squared†	0.88	1.00
Upside Capture†	103%	100%
Downside Capture†	94%	100%
Turnover Ratio (Trailing 1 Year)	87%	—
Total Net Assets (in Millions)	$1,436.86	—
Inception Date	10/31/2006	—

† Measured against the Russell Midcap® Index over the trailing three year time period.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2017. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
DXC Technology Co.	3.15%
ABIOMED, Inc.	2.91%
Atmos Energy Corp.	2.01%
Citizens Financial Group, Inc.	1.68%
American Water Works Co., Inc.	1.53%
Xcel Energy, Inc.	1.51%
Thor Industries, Inc.	1.47%
Molina Healthcare, Inc.	1.47%
SunTrust Banks, Inc.	1.42%
Lamar Advertising Co. — REIT	1.36%
Top 10 Holdings Total	18.51%

Based on total investments as of June 30, 2017. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/12	$13.67	$0.24	$0.06	$16.22
12/31/13	17.81	0.44	0.55	21.35
12/31/14	15.44	0.61	2.48	22.07
12/31/15	14.38	0.13	1.13	22.27
12/31/16	16.61	0.11	0.29	24.90
6/30/17(a)	18.11	0.03	—	26.43

(a)	Six months only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and asset values; may differ from fiscal-year annual reports.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

10	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2017

MID CAP FUND

	Shares	Value

COMMON STOCKS — 99.4%
CONSUMER DISCRETIONARY — 12.5%
American Eagle Outfitters, Inc.	534,775	$6,444,039
Brunswick Corp.	138,875	8,711,629
Chipotle Mexican Grill, Inc.*	18,410	7,660,401
Darden Restaurants, Inc.	101,950	9,220,358
DISH Network Corp. — Class A*	111,275	6,983,619
DR Horton, Inc.	204,800	7,079,936
Expedia, Inc.	56,050	8,348,648
Hilton Grand Vacations, Inc.*	214,750	7,743,885
Lear Corp.	52,275	7,427,232
Mohawk Industries, Inc.*	37,175	8,984,826
NVR, Inc.*	1,359	3,276,019
Polaris Industries, Inc.	71,975	6,638,254
PulteGroup, Inc.	212,625	5,215,691
PVH Corp.	48,825	5,590,463
Ross Stores, Inc.	150,275	8,675,376
Royal Caribbean Cruises Ltd. (a)	87,350	9,541,240
Skechers U.S.A., Inc. — Class A*	505,825	14,921,837
Tenneco, Inc.	89,325	5,165,665
Texas Roadhouse, Inc.	109,019	5,554,518
Thor Industries, Inc.	201,874	21,099,870
Ulta Beauty, Inc.*	23,450	6,738,123
Vail Resorts, Inc.	40,900	8,295,747
		179,317,376
CONSUMER STAPLES — 3.5%
Casey’s General Stores, Inc.	15,757	1,687,732
Clorox Co.	40,750	5,429,530
Conagra Brands, Inc.	220,825	7,896,702
Hormel Foods Corp.	307,900	10,502,469
JM Smucker Co.	24,275	2,872,461
Monster Beverage Corp.*	173,077	8,598,465
Tyson Foods, Inc. — Class A	218,200	13,665,866
		50,653,225
ENERGY — 5.3%
Marathon Petroleum Corp.	121,500	6,358,095
Oceaneering International, Inc.	367,616	8,396,349
Parsley Energy, Inc. — Class A*	385,050	10,685,138
Patterson-UTI Energy, Inc.	568,350	11,474,986
Pioneer Natural Resources Co.	57,094	9,111,061
RPC, Inc.	310,900	6,283,289
TechnipFMC PLC*(a)	285,725	7,771,720
Tesoro Corp.	100,925	9,446,580
U.S. Silica Holdings, Inc.	199,925	7,095,338
		76,622,556

FINANCIALS — 12.6%
Affiliated Managers Group, Inc.	27,432	4,549,872
Arch Capital Group Ltd.*(a)	124,950	11,656,585
Axis Capital Holdings Ltd.(a)	156,128	10,095,236
CBOE Holdings, Inc.	94,096	8,600,374
Citizens Financial Group, Inc.	675,292	24,094,419
Comerica, Inc.	243,875	17,861,405
KeyCorp	783,825	14,688,880
Lincoln National Corp.	101,025	6,827,270
MarketAxess Holdings, Inc.	36,450	7,330,095
S&P Global, Inc.	96,125	14,033,289
SunTrust Banks, Inc.	358,975	20,361,062
T. Rowe Price Group, Inc.	61,996	4,600,723
Unum Group	151,625	7,070,274
Voya Financial, Inc.	291,875	10,767,269
White Mountains Insurance Group Ltd.(a)	8,875	7,709,091
XL Group Ltd.(a)	247,150	10,825,170
		181,071,014
HEALTH CARE — 11.7%
ABIOMED, Inc.*	292,250	41,879,425
Alkermes PLC*(a)	60,350	3,498,490
athenahealth, Inc.*	62,725	8,815,999
BioMarin Pharmaceutical, Inc.*	45,500	4,132,310
Cooper Cos., Inc.	64,000	15,322,880
DaVita, Inc.*	75,975	4,920,141
Edwards Lifesciences Corp.*	125,875	14,883,460
Hologic, Inc.*	343,225	15,575,550
Humana, Inc.	33,338	8,021,790
Incyte Corp.*	43,575	5,486,528
Ionis Pharmaceuticals, Inc.*	73,925	3,760,565
Molina Healthcare, Inc.*	304,697	21,078,938
NuVasive, Inc.*	90,675	6,974,721
Universal Health Services, Inc. — Class B	61,500	7,507,920
Veeva Systems, Inc. — Class A*	98,500	6,039,035
		167,897,752

(Continued on next page)

JUNE 30, 2017	11

SCHEDULE OF INVESTMENTS

June 30, 2017

MID CAP FUND (Continued)

	Shares	Value

INDUSTRIALS — 15.4%
AGCO Corp.	112,275	$7,566,212
Alaska Air Group, Inc.	207,475	18,622,956
Allison Transmission Holdings, Inc.	184,400	6,916,844
AMERCO	17,950	6,570,777
BWX Technologies, Inc.	259,625	12,656,719
Dycom Industries, Inc.*	125,825	11,263,854
Hexcel Corp.	153,700	8,113,823
Huntington Ingalls Industries, Inc.	60,125	11,192,870
ManpowerGroup, Inc.	130,075	14,522,874
Masco Corp.	206,075	7,874,126
Norfolk Southern Corp.	97,925	11,917,472
Old Dominion Freight Line, Inc.	62,200	5,923,928
Orbital ATK, Inc.	142,475	14,013,841
Owens Corning	120,875	8,088,955
Parker-Hannifin Corp.	57,525	9,193,646
Robert Half International, Inc.	186,700	8,948,531
Rockwell Automation, Inc.	37,650	6,097,794
Southwest Airlines Co.	196,775	12,227,598
Textron, Inc.	212,984	10,031,546
Timken Co.	183,350	8,479,938
United Rentals, Inc.*	75,600	8,520,876
Xylem, Inc.	233,225	12,927,662
		221,672,842
INFORMATION TECHNOLOGY — 19.3%
Activision Blizzard, Inc.	62,975	3,625,471
Analog Devices, Inc.	87,175	6,782,215
Arista Networks, Inc.*	45,100	6,755,529
Aspen Technology, Inc.*	65,425	3,615,386
CSRA, Inc.	399,805	12,693,809
DXC Technology Co.	591,800	45,402,896
eBay, Inc.*	277,325	9,684,189
Electronic Arts, Inc.*	53,150	5,619,018
Ellie Mae, Inc.*	64,550	7,094,690
Fiserv, Inc.*	108,850	13,316,709
Harris Corp.	114,200	12,456,936
IAC/InterActiveCorp*	83,675	8,638,607
IPG Photonics Corp.*	100,125	14,528,137
Jack Henry & Associates, Inc.	134,625	13,983,499
Keysight Technologies, Inc.*	327,000	12,730,110
Lam Research Corp.	72,700	10,281,961
Match Group, Inc.*	394,875	6,862,928
Micron Technology, Inc.*	312,775	9,339,461
ON Semiconductor Corp.*	508,450	7,138,638
Palo Alto Networks, Inc.*	59,575	7,971,731
Proofpoint, Inc.*	78,825	6,844,375
Science Applications International Corp.	90,108	6,255,297
ServiceNow, Inc.*	95,975	10,173,350
Skyworks Solutions, Inc.	88,003	8,443,888
Take-Two Interactive Software, Inc.*	88,950	6,527,151
Western Digital Corp.	99,925	8,853,355
Workday, Inc. — Class A*	75,250	7,299,250
Xilinx, Inc.	66,200	4,257,984
		277,176,570

MATERIALS — 6.5%
Albemarle Corp.	106,325	11,221,541
Celanese Corp.	92,650	8,796,191
CF Industries Holdings, Inc.	438,491	12,260,208
Martin Marietta Materials, Inc.	53,098	11,818,553
Newmont Mining Corp.	408,850	13,242,651
Steel Dynamics, Inc.	312,600	11,194,206
Vulcan Materials Co.	76,900	9,741,692
Westlake Chemical Corp.	179,975	11,916,145
Wheaton Precious Metals Corp.(a)	133,675	2,658,796
		92,849,983
REAL ESTATE — 6.8%
Cousins Properties, Inc. REIT	836,175	7,349,978
EPR Properties REIT	201,050	14,449,463
Host Hotels & Resorts, Inc. REIT	755,950	13,811,207
Lamar Advertising Co. — Class A REIT	266,480	19,604,934
Omega Healthcare Investors, Inc. REIT	201,773	6,662,544
Outfront Media, Inc. REIT	624,564	14,439,920
Public Storage REIT	55,500	11,573,415
Senior Housing Properties Trust REIT	466,744	9,540,247
		97,431,708
UTILITIES — 5.8%
American Water Works Co., Inc.	282,700	22,036,465
Atmos Energy Corp.	349,199	28,966,057
ONE Gas, Inc.	157,356	10,985,022
Xcel Energy, Inc.	471,900	21,650,772
		83,638,316
TOTAL COMMON STOCKS
(Cost $1,198,898,066) — 99.4%		1,428,331,342

SHORT-TERM INVESTMENTS — 1.3%
MONEY MARKET FUNDS
Fidelity Institutional Treasury Portfolio —
Class I, 0.816%	18,000,000	18,000,000
TOTAL SHORT-TERM INVESTMENTS
(Cost $18,000,000) — 1.3%		18,000,000
TOTAL INVESTMENTS
(Cost $1,216,898,066) — 100.7%		1,446,331,342

Liabilities less other assets — (0.7)%		(9,474,551)

TOTAL NET ASSETS — 100.0%
(equivalent to $18.11 per share;
unlimited shares of $1.00 par value
capital shares authorized;
79,325,882 shares outstanding)		$1,436,856,791

PLC — Public Limited Company

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

12	SCOUT FUNDS ANNUAL REPORT

Scout Small Cap Fund
UMBHX

MARKET REVIEW (Unaudited)

Small cap stocks, as represented by the Russell 2000® Index, provided solid returns during the fiscal year ended June 30, 2017, with the index gaining 24.60%. A vast majority of the gains during the fiscal year followed the U.S. Presidential Election as investors anticipated tax and regulatory reform.

During March, the Federal Reserve (the Fed) was able to successfully hike interest rates for the third time this cycle given the tighter labor markets and improvement in the U.S. economy.

The price of oil, a key component in the overall economy, closed the fiscal year relatively unchanged. We believe Saudi Arabia would like to conduct an initial public offering of their national oil company, Aramco, sometime in 2018; so we expect they will be supportive of orderly oil markets in order to set the stage for the offering and shore up their government’s budget.

PORTFOLIO REVIEW

The Scout Small Cap Fund (UMBHX) returned 30.70% for the fiscal year, outperforming the Russell 2000 Growth Index return of 24.40%. Stock selection was strong across a range of sectors, accounting for the majority of the positive relative return.

Stock selection in consumer discretionary, information technology and financials accounted for the majority of the relative outperformance. An overweight in health care and underweight in consumer staples as well as real estate also added to performance. In contrast, disappointing stock selection within the energy sector offset the positive effect of the Fund’s underweight position. An underweight position and disappointing stock selection in the materials sector also provided a negative impact on relative performance.

Stocks providing the most positive contribution to performance included iRobot Corp., LendingTree, Inc., Supernus Pharmaceuticals, Inc. and II-VI, Inc. iRobot designs and manufactures floor-care robots under the Roomba and Braava brand names. Continued healthy demand and a favorable outlook drove an increase in guidance for the fiscal year which in turn lead to strong stock performance. Additionally, the company announced in November that it will be acquiring its Japanese distributor in an effort to take better control of this under-penetrated market. The financials sector benefited from LendingTree, Inc., an online loan marketplace for consumers seeking loans, which reported strong earnings and provided encouraging guidance for fiscal year 2017. In addition, the company has executed well and continues to diversify revenue streams away from mortgage related products. Supernus Pharmaceuticals is focused on developing and commercializing products for the treatment of central nervous system diseases. The company recently received approval for an expanded label for Trokendi and Oxtellar XR, which may increase future revenues. The top performer within information technology was II-VI, Inc., which rallied on strong results driven by healthy optical communications, industrial and military demand.

Some of the Fund’s main underperformers on an individual stock basis were Monro Muffler Brake, Inc., Impax Laboratories, Inc., Adeptus Health, Inc. and Gulfport Energy Corp. Monro Muffler Brake operates a chain of automotive repair and service stores throughout the United States. The stock has been weak due to continued sluggishness in same store sales across all categories of the business. Additionally, in late June the company announced the retirement of both its longtime CEO and the Chairman of its Board of Directors. Impax Laboratories is a specialty pharmaceutical company selling both generic and branded products focused on the treatment of central nervous system disorders. Significant generic competition during the year caused the company to miss revenue and earnings guidance. Adeptus Health operates an independent network of free-standing emergency rooms. The company announced a significant miss and reset of expectations along with multiple management changes, which negatively impacted the stock. Gulfport Energy is engaged in the exploration and production of oil and natural gas, primarily in the northeast and Midwestern United States. The stock has been weak following a large acquisition that broadened the company’s exposure to a second major oil & gas basin.

JUNE 30, 2017	13

Scout Small Cap Fund
UMBHX

MARKET OUTLOOK

Markets continue to climb on optimism for faster economic growth within the United States due in part to the promise of deregulation, tax reform and infrastructure investments. However, investor concerns have emerged as the potential for a trade war due to tough rhetoric from the administration and the unknown reaction to the Fed’s balance sheet reduction could place a damper on the markets.

PORTFOLIO STRATEGY

The Scout Small Cap Fund invests in a diversified portfolio of equity securities that are selected based on their above-average potential for long-term growth of capital. Today, we are finding many of those opportunities in the financials, information technology and health care sectors. While sector allocations are a by-product of the investment process—with each portfolio candidate assessed on its own merit—these sectors represent the Fund’s largest overweight positions relative to the benchmark. In contrast, the Fund’s largest underweight position is in industrials, reflecting fewer growth investment opportunities in this area.

James R. McBride, CFA

Lead Portfolio Manager

Timothy L. Miller, CFA

Co-Portfolio Manager

14	SCOUT FUNDS ANNUAL REPORT

Scout Small Cap Fund
UMBHX

OBJECTIVE & STRATEGY (Unaudited)

The Scout Small Cap Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities of small cap companies located anywhere in the United States.

PORTFOLIO MANAGEMENT TEAM

James R. McBride, CFA

Lead Portfolio Manager

Timothy L. Miller, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)
as of June 30, 2017

Performance returns for the Scout Small Cap Fund and Russell 2000® Growth Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a small-cap stock market index that measures the performance of the 1001st through 3000th largest companies in the US as measured by float-adjusted market capitalization.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Due to the limited focus, the Fund is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

JUNE 30, 2017	15

Scout Small Cap Fund
UMBHX

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2017

	1 Year	3 Years	5 Years	10 Years
Scout Small Cap Fund	30.70%	10.37%	15.88%	6.57%
Russell 2000® Growth Index*	24.40%	7.64%	13.98%	7.82%

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. For the fiscal year ended June 30, 2016, the gross/net expense ratio for the Fund was 1.13% (as disclosed in the most recent Prospectus) compared to the June 30, 2017, gross/net expense ratio of 1.04%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout	Russell 2000®
	Small Cap	Growth*
Number of Holdings	71	1,171
Weighted Average Market Cap	$2.61B	$2.24B
Weighted Median Market Cap	$2.17B	$2.15B
Price to Earnings Ratio (Trailing 1 Year)	27.86	25.74
Price/Book Ratio	3.26	4.14
EPS Growth (Hist. 5 Yr.)	5.21%	7.90%
Return on Equity	14.23%	7.67%
Standard Deviation (Trailing 3 Years)	14.57%	16.07%
Sharpe Ratio (Trailing 3 Years)	0.69	0.46
Beta†	0.87	1.00
Alpha†	3.39%	—
R-squared†	0.92	1.00
Upside Capture†	93%	100%
Downside Capture†	78%	100%
Turnover Ratio (Trailing 1 Year)	25%	—
Total Net Assets (in Millions)	$241.97	—
Inception Date	12/18/1986	—

†	Measured against the Russell 2000® Growth Index over the trailing three year time period.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2017. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
ICU Medical, Inc.	2.87%
LendingTree, Inc.	2.82%
Supernus Pharmaceuticals, Inc.	2.80%
Thor Industries, Inc.	2.71%
Omnicell, Inc.	2.64%
ePlus, Inc.	2.56%
Cracker Barrel Old Country Store, Inc.	2.56%
BroadSoft, Inc.	2.52%
Jack Henry & Associates, Inc.	2.46%
j2 Global, Inc.	2.43%
Top 10 Holdings Total	26.37%

Based on total investments as of June 30, 2017. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/12	$17.45	$0.06	$—	$31.61
12/31/13	23.91	—	—	38.07
12/31/14	25.03	—	0.18	39.37
12/31/15	21.60	—	3.54	39.48
12/31/16	23.24	0.01	1.05	42.18
6/30/17(a)	26.81	—	—	45.75

(a)	Six months only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

16	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2017

SMALL CAP FUND

	Shares	Value

COMMON STOCKS — 99.6%
CONSUMER DISCRETIONARY — 14.2%
Camping World Holdings, Inc. — Class A	46,200	$1,425,270
Cheesecake Factory, Inc.	57,300	2,882,190
Cracker Barrel Old Country Store, Inc.	37,000	6,188,250
G-III Apparel Group Ltd.*	46,800	1,167,660
Installed Building Products, Inc.*	64,800	3,431,160
iRobot Corp.*	66,900	5,628,966
LGI Homes, Inc.*	39,600	1,591,128
Lindblad Expeditions Holdings, Inc.*	152,600	1,602,300
Monro Muffler Brake, Inc.	90,500	3,778,375
Thor Industries, Inc.	62,831	6,567,096
		34,262,395
CONSUMER STAPLES — 1.5%
Performance Food Group Co.*	131,000	3,589,400

ENERGY — 0.6%
Geospace Technologies Corp.*	59,560	823,715
Gulfport Energy Corp.*	46,500	685,875
		1,509,590
FINANCIALS — 10.6%
BofI Holding, Inc.*	109,800	2,604,456
CNO Financial Group, Inc.	207,600	4,334,688
Cohen & Steers, Inc.	102,226	4,144,242
Financial Engines, Inc.	46,800	1,712,880
Hilltop Holdings, Inc.	117,000	3,066,570
LendingTree, Inc.*	39,700	6,836,340
PRA Group, Inc.*	76,010	2,880,779
		25,579,955
HEALTH CARE — 27.2%
Acorda Therapeutics, Inc.*	46,500	916,050
Almost Family, Inc.*	56,300	3,470,895
AMN Healthcare Services, Inc*	93,300	3,643,365
BioTelemetry, Inc.*	115,800	3,873,510
Bruker Corp.	163,700	4,721,108
Cambrex Corp.*	76,000	4,541,000
Cutera, Inc.*	52,990	1,372,441
Genomic Health, Inc.*	69,000	2,245,950
HealthEquity, Inc.*	77,700	3,871,791
HMS Holdings Corp.*	137,300	2,540,050
ICU Medical, Inc.*	40,245	6,942,262
Impax Laboratories, Inc.*	90,100	1,450,610
Molina Healthcare, Inc.*	55,700	3,853,326
Omnicell, Inc.*	148,300	6,391,730
PRA Health Sciences, Inc.*	65,700	4,928,157
Supernus Pharmaceuticals, Inc.*	157,300	6,779,630
U.S. Physical Therapy, Inc.	72,650	4,388,060
		65,929,935
INDUSTRIALS — 13.5%
Aegion Corp.*	136,600	2,988,808
Albany International Corp. — Class A	55,600	2,969,040
Astronics Corp.*	39,500	1,203,565
Chart Industries, Inc.*	44,400	1,542,012
Dycom Industries, Inc.*	56,900	5,093,688
Healthcare Services Group, Inc.	60,500	2,833,215
InnerWorkings, Inc.*	138,500	1,606,600
Insperity, Inc.	31,000	2,201,000
Proto Labs, Inc.*	53,900	3,624,775
Radiant Logistics, Inc.*	257,500	1,385,350
Teledyne Technologies, Inc.*	37,000	4,723,050
WageWorks, Inc.*	37,900	2,546,880
		32,717,983
INFORMATION TECHNOLOGY — 28.3%
Acxiom Corp.*	42,800	1,111,944
Ambarella, Inc.*(a)	62,000	3,010,100
BroadSoft, Inc.*	141,500	6,091,575
Cognex Corp.	54,400	4,618,560
Descartes Systems Group, Inc.*(a)	110,200	2,683,370
Electronics For Imaging, Inc.*	78,200	3,705,116
Entegris, Inc.*	98,700	2,166,465
Envestnet, Inc.*	81,400	3,223,440
ePlus, Inc.*	83,600	6,194,760
II-VI, Inc.*	165,600	5,680,080
Inphi Corp.*	34,900	1,197,070
j2 Global, Inc.	69,300	5,896,737
Jack Henry & Associates, Inc.	57,400	5,962,138
Pegasystems, Inc.	89,800	5,239,830
Semtech Corp.*	136,000	4,862,000
Stratasys Ltd.*(a)	68,645	1,600,115
Veeco Instruments, Inc.*	122,800	3,419,980
Virtusa Corp.*	58,300	1,714,020
		68,377,300
MATERIALS — 2.1%
Balchem Corp.	49,300	3,831,103
Carpenter Technology Corp.	31,800	1,190,274
		5,021,377
REAL ESTATE — 1.6%
CareTrust REIT, Inc.	110,400	2,046,816
QTS Realty Trust, Inc. — Class A REIT	37,400	1,957,142
		4,003,958
TOTAL COMMON STOCKS
(Cost $159,790,455) — 99.6%		240,991,893

TOTAL INVESTMENTS
(Cost $159,790,455) — 99.6%		240,991,893

Other assets less liabilities — 0.4%		979,285

TOTAL NET ASSETS — 100.0%
(equivalent to $26.81 per share;
unlimited shares of $1.00 par value
capital shares authorized;
9,026,775 shares outstanding).		$241,971,178

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

JUNE 30, 2017	17

Scout Low Duration Bond Fund
SCLDX

MARKET REVIEW (Unaudited)

The Bloomberg Barclays U.S. Aggregate Bond Index® returned -0.31% for the 12 months ending June 30, 2017. A sharp interest-rate increase resulted in a 3% loss for the broad bond market in the fourth quarter of 2016, overwhelming the remaining three quarters of positive performance. Investor sentiment readjusted quickly after the decline, however. Risk-asset valuations continued to rise and spreads continued to tighten well into 2017. The yield on the bellwether 10-Year Treasury Bond also improved, increasing from 1.46% on July 1, 2016 to 2.31% by June 30, 2017.1 Given the number of threats to fixed income security prices—from rising interest rates to falling oil prices to the choppy transition from monetary to fiscal stimulus—we viewed these moves as further evidence that bond investors have become desensitized to risk.

PORTFOLIO REVIEW

The Scout Low Duration Bond Fund (SCLDX) returned 0.78% for the fiscal year, outperforming the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index® return of 0.35%. Macro factors were generally positive over the period. The Fund benefited from a shorter duration position as short-term interest rates rose, while its yield curve position exerted a minimal impact on performance.

Performance was overwhelmingly positive at the sector level. Investment-grade credit, high-yield credit, asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) all added to performance due to the Fund’s overweight positions in these outperforming sectors. Mortgage-backed securities (MBS) further bolstered returns due to gains in the Fund’s multi-family agency holdings. In contrast, government-related securities detracted from relative results due to the Fund’s underweight position. All other sectors had a minimal impact on performance.

MARKET OUTLOOK

While tight spreads and high valuations suggest that the bond market has become desensitized to risk, we see landmines everywhere. Recent circumstances have confirmed our initial skepticism regarding the easy handoff from monetary to fiscal stimulus that was touted after President Trump’s election. The post-election spike in Treasury rates has faded, and healthcare legislation delays have had a domino effect, pushing back tax reform to later this year or even next. Deregulation is one area that may work in the administration’s favor and surprise on the upside, but its impact may fly under the radar. If fiscal stimulus continues to underwhelm, the risks increase that economic growth will stay muted.

In addition, we see significant risks from the current administration’s aggressive trade policy. If President Trump were to spark a trade war, the cost of his protectionist policies could work against any nominal improvement in domestic economic growth. If this were combined with disappointing growth or even contraction in China, which has shown indications of being overheated recently, global GDP growth could easily become depressed.

Global growth could also suffer from a monetary drag as central banks pull back on stimulus. The additional risk of the U.S. Federal Reserve (Fed) mislabeling the recent inflation slowdown as “transitory” and moving too far too fast could put them in the unenviable position of reversing the fledgling rate-hike cycle. With only four rate increases to reverse, the Fed does not have an overabundance of dry powder. In addition, if the Fed continues down the path of raising the front end of the yield curve, the danger of a flat or inverted curve increases, and inverted curves are almost always negative for spread sector performance.

Despite these concerns, normal volatility has yet to return to the bond market. Corporate spreads remain at near-historic tight levels, and yields on high-yield bonds have fallen to near-historic lows. This is inconsistent with the number of looming problems that we see, and so we remain cautious on the corporate sector broadly and skeptical of high-yield valuations in particular.

PORTFOLIO STRATEGY

Fund strategy emphasized stability, liquidity and flexibility to react to market opportunities. In the corporate sector, the Fund continued to emphasize financials and industrials, which presented more attractive opportunities compared to utilities. The Fund’s MBS holdings remained focused in multi-family agency securities versus traditional residential pass-through securities. The Fund also held short-duration, high-quality CMBS in this sector. The Fund remained underweight in the Treasury and government-related sectors to accommodate additional holdings in the corporate and MBS sectors. Fund duration remained similar to the benchmark, because while real interest rates were unattractive, the Fund stood to attain significant yield improvement by moving modestly out on the yield curve.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

1https://www.treasury.gov/resource-center/data-chart-center/interest-rates/Pages/TextView.aspx?data=yieldYear&year=2017

18	SCOUT FUNDS ANNUAL REPORT

Scout Low Duration Bond Fund
SCLDX

OBJECTIVE & STRATEGY (Unaudited)

The Scout Low Duration Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in fixed income instruments and targeting an estimated average portfolio duration of one to four years.

PORTFOLIO MANAGEMENT TEAM

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)
as of June 30, 2017

Performance returns for the Scout Low Duration Bond Fund and Bloomberg Barclays 1-3 Year U.S. Government/Credit Index assume dividends were reinvested for the entire period.

For Illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index measures the performance of Treasuries, government-related issues and corporate bonds with maturities from one to three years.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same issuer, interest rate, inflation, maturity and credit risks that are associated with underlying fixed income securities owned by the Fund. High yield securities involve greater risk than investment grade securities. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors.

Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives are subject to risks such as market risk, liquidity risk, interest rate risk, credit risk, and management risk. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy. The use of leverage and derivatives investments could accelerate losses to the Fund. These losses could exceed the amount originally invested.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

JUNE 30, 2017	19

Scout Low Duration Bond Fund
SCLDX

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2017

			Since
	1 Year	3 Years	Inception†
Scout Low Duration Bond Fund	0.78%	1.13%	1.52%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index*	0.35%	0.95%	0.91%

†	Inception – August 29, 2012.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. For the fiscal year ended June 30, 2016, the gross expense ratio for the Fund was 0.92% (as disclosed in the most recent Prospectus) compared to the June 30, 2017, gross expense ratio of 0.76%.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 30, 2017, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2017. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/12	$10.10	$0.07	$—	$10.17
12/31/13	10.09	0.15	—	10.31
12/31/14	10.04	0.13	0.02	10.41
12/31/15	9.98	0.12	—	10.47
12/31/16	10.03	0.13	—	10.65
6/30/17(a)	10.05	0.07	—	10.74

(a)	Six months only. Distributions typically are declared every business day and accumulated dividends are distributed monthly. Capital gain distributions typically occur in December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

Bloomberg
	Scout	Barclays 1-3
	Low Duration	U.S. Govt./
	Bond	Credit Index*
Average Maturity	2.2 years	2.0 years
Average Duration	1.9 years	1.9 years
30-Day SEC Yield**
(Unsubsidized/Subsidized)	0.70%/1.02%	—
Number of Holdings	174	1,462
Total Net Assets (in millions)	$48.74	—
Inception Date	8/29/2012	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

**	30-Day SEC Yield is computed under an SEC standardized formula and is an annualized yield based on the most recent trailing 30-day period. Subsidized yields reflect fee waivers in effect. Without such waivers, yields would be reduced. Unsubsidized yields do not reflect fee waivers in effect. A negative 30-Day SEC Yield occurs when accrued expenses of the past 30 days exceed the income collected during the past 30 days. The Fund’s actual distribution rate will differ from the SEC yield, and any income distributions from the Fund may be higher or lower than the SEC yield.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

20	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2017

LOW DURATION BOND FUND

	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 2.3%
Ally Auto Receivables Trust
Series 2016-2, Class A2,
1.170%, 10/15/18(a)	$71,577	$71,567
Bank of The West Auto Trust
Series 2015-1, Class A3,
1.310%, 10/15/19(a)(b)	402,636	402,411
Chase Issuance Trust
Series 2016-A7, Class A7,
1.060%, 9/16/19(a)	435,000	434,714
GMACM Home Equity Loan Trust
Series 2003-HE1, Class A3,
1.716%, 4/25/33(a)(c)	123,871	117,966
GSAA Trust
Series 2006-S1, Class 1A1,
1.536%, 1/25/37(a)(c)	237,901	73,569
Nissan Auto Receivables Owner Trust
Series 2014-A, Class A3,
0.720%, 8/15/18(a)	2,315	2,315
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-S1, Class A2,
1.836%, 1/25/36(a)(b)(c)	28,815	28,780
SLM Student Loan Trust
Series 2005-10, Class A4,
1.266%, 10/25/19(a)(c)	6,472	6,472
TOTAL ASSET-BACKED SECURITIES
(Cost $1,129,301) — 2.3%		1,137,794

COMMERCIAL MORTGAGE-BACKED SECURITIES — 9.1%
Banc of America Commercial Mortgage Trust
Series 2016-UB10, Class A1,
1.559%, 7/15/49(a)	165,907	164,756
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW18, Class A1A,
5.602%, 6/11/50(a)	66,655	67,201
Series 2007-PW17, Class A4,
5.694%, 6/11/50(a)(c)	55,027	55,236
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A1,
1.199%, 3/10/47(a)	21,549	21,529
Series 2016-C1, Class A1,
1.506%, 5/10/49(a)	388,367	384,493
COMM Mortgage Trust
Series 2013-CR13, Class A2,
3.039%, 12/10/18(a)	725,000	736,824
Series 2013-CR6, Class A2,
2.122%, 3/10/46(a)	77,176	77,311
Series 2013-LC13, Class A1,
1.309%, 8/10/46(a)	32,529	32,484
Series 2014-CR15, Class A1,
1.218%, 2/10/47(a)	42,302	42,193
Series 2014-CR16, Class A1,
1.445%, 4/10/47(a)	41,897	41,819
DBJPM Mortgage Trust
Series 2016-C1, Class A1,
1.676%, 5/10/49(a)	82,636	82,157
GS Mortgage Securities Trust
Series 2014-GC22, Class A1,
1.290%, 6/10/47(a)	70,999	70,743
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2014-CBM, Class A,
2.059%, 10/15/29(b)(c)	460,000	459,999
JPMBB Commercial Mortgage Securities Trust
Series 2015-C30, Class A1,
1.738%, 7/15/48(a)	330,243	330,019
Series 2015-C33, Class A1,
1.898%, 12/15/48(a)	103,175	103,277
Series 2016-C1, Class A1,
1.695%, 3/15/49(a)	359,587	358,424
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C26, Class A1,
1.591%, 10/15/48(a)	208,361	205,858
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6, Class A1,
0.802%, 4/10/46(a)	41,263	41,132
Series 2013-C6, Class A2,
2.067%, 4/10/46(a)	170,000	169,975
Wells Fargo Commercial Mortgage Trust
Series 2015-C27, Class A1,
1.730%, 2/15/48	325,670	325,439
Series 2015-C31, Class A1,
1.679%, 11/15/48(a)	219,312	218,733
Series 2016-C34, Class A1,
1.423%, 6/15/49(a)	132,999	131,503
WF-RBS Commercial Mortgage Trust
Series 2013-UBS1, Class A2,
2.927%, 3/15/46(a)	130,000	131,695
Series 2013-C14, Class A1,
0.836%, 6/15/46(a)	649	649
Series 2013-C17, Class A1,
1.154%, 12/15/46(a)	173,154	172,661
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $4,437,314) — 9.1%		4,426,110

CORPORATE BONDS — 61.1%
21st Century Fox America, Inc.
4.500%, 2/15/21	360,000	385,776
AIG Global Funding
1.900%, 10/6/21(b)	240,000	234,311
Air Lease Corp.
2.125%, 1/15/20	105,000	104,498
3.875%, 4/1/21(a)	340,000	354,662
Allergan Funding SCS
3.000%, 3/12/20(a)	365,000	372,745

(Continued on next page)

JUNE 30, 2017	21

SCHEDULE OF INVESTMENTS

June 30, 2017

LOW DURATION BOND FUND (Continued)

	Principal
	Amount	Value

CORPORATE BONDS (Continued)
Ally Financial, Inc.
3.750%, 11/18/19	$230,000	$235,175
American Airlines 2013-2 Class A Pass-Through Trust
4.950%, 7/15/24	152,235	162,131
American Express Credit Corp.
2.125%, 3/18/19	300,000	301,439
1.875%, 5/3/19(a)	490,000	489,961
2.600%, 9/14/20(a)	170,000	172,482
American Honda Finance Corp.
1.500%, 3/13/18	105,000	105,072
1.200%, 7/12/19	265,000	262,466
1.700%, 9/9/21	230,000	225,339
American International Group, Inc.
6.400%, 12/15/20	80,000	90,528
3.300%, 3/1/21(a)	410,000	421,821
Amgen, Inc.
4.500%, 3/15/20	185,000	196,204
4.100%, 6/15/21(a)	255,000	270,469
AT&T, Inc.
2.450%, 6/30/20(a)	720,000	723,697
Bank of America Corp.
2.650%, 4/1/19	480,000	485,781
5.625%, 7/1/20	380,000	416,140
2.153%, 4/24/23(a)(c)	495,000	496,817
BB&T Corp
2.250%, 2/1/19(a)	480,000	482,816
Becton, Dickinson and Co.
2.133%, 6/6/19	235,000	235,357
2.404%, 6/5/20	235,000	235,380
BP Capital Markets PLC
4.500%, 10/1/20	150,000	161,060
Capital One Financial Corp.
2.500%, 5/12/20(a)	500,000	502,166
Capital One N A
1.850%, 9/13/19(a)	230,000	228,055
2.350%, 1/31/20(a)	250,000	250,082
Caterpillar Financial Services Corp.
1.403%, 12/6/18(c)	235,000	235,000
1.900%, 3/22/19	120,000	120,452
2.100%, 1/10/20	170,000	171,129
Chevron Corp.
1.561%, 5/16/19	280,000	279,184
1.961%, 3/3/20(a)	130,000	130,394
Citigroup, Inc.
2.500%, 9/26/18	205,000	206,389
2.050%, 12/7/18	420,000	420,625
2.050%, 6/7/19	310,000	310,200
2.450%, 1/10/20(a)	495,000	497,976
ConocoPhillips Co.
1.500%, 5/15/18	395,000	394,566
Credit Suisse A.G.
2.300%, 5/28/19	460,000	463,026
CSX Corp.
3.700%, 10/30/20(a)	65,000	67,921
CVS Health Corp.
2.800%, 7/20/20(a)	520,000	529,411
Daimler Finance North America, LLC
1.750%, 10/30/19(b)	150,000	149,026
2.200%, 5/5/20(b)	350,000	349,998
Danone S A
1.691%, 10/30/19(b)	315,000	312,484
Deutsche Telekom International Finance B.V.
2.225%, 1/17/20(b)	305,000	305,459
EI du Pont de Nemours & Co.
2.200%, 5/1/20	390,000	392,117
ERAC USA Finance, LLC
2.600%, 12/1/21(a)(b)	485,000	483,086
ERP Operating LP
4.750%, 7/15/20(a)	110,000	117,271
Ford Motor Credit Co , LLC
2.021%, 5/3/19	410,000	409,365
1.897%, 8/12/19	280,000	277,858
2.681%, 1/9/20	750,000	755,038
GE Capital International Funding Co. Unlimited Co.
2.342%, 11/15/20	240,000	241,919
General Motors Financial Co , Inc.
2.400%, 5/9/19	480,000	481,284
Gilead Sciences, Inc.
2.550%, 9/1/20	515,000	522,422
Goldman Sachs Group, Inc.
2.000%, 4/25/19(a)	110,000	109,952
2.600%, 12/27/20(a)	480,000	482,556
ING Bank N.V.
1.650%, 8/15/19(b)	350,000	346,554
2.500%, 10/1/19(b)	200,000	201,361
IPALCO Enterprises, Inc.
5.000%, 5/1/18(a)	240,000	243,900
JPMorgan Chase & Co.
2.350%, 1/28/19	555,000	559,226
6.300%, 4/23/19	85,000	91,483
2.750%, 6/23/20(a)	710,000	721,863
Kraft Heinz Foods Co.
2.800%, 7/2/20(a)	325,000	329,861
Lockheed Martin Corp.
2.500%, 11/23/20(a)	125,000	126,716
Manufacturers & Traders Trust Co.
2.300%, 1/30/19(a)	105,000	105,792
MassMutual Global Funding II
1.550%, 10/11/19(b)	240,000	237,310
McDonald’s Corp.
2.750%, 12/9/20(a)	175,000	178,173
Metropolitan Life Global Funding I
1.550%, 9/13/19(b)	150,000	148,669
Morgan Stanley
2.800%, 6/16/20	280,000	284,071
New York Life Global Funding
1.700%, 9/14/21(b)	235,000	229,009
NextEra Energy Capital Holdings, Inc.
1649%, 9/1/18	160,000	159,516

22	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2017

LOW DURATION BOND FUND (Continued)

	Principal
	Amount	Value

CORPORATE BONDS (Continued)
Nissan Motor Acceptance Corp.
1.550%, 9/13/19(b)	$185,000	$182,918
Noble Holding International Ltd.
5.750%, 3/16/18	90,000	90,545
Norfolk Southern Corp.
3.250%, 12/1/21(a)	115,000	118,738
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 5/1/21	53,523	59,276
Philip Morris International, Inc.
1.625%, 2/21/19	240,000	239,246
PNC Bank N.A.
2.000%, 5/19/20(a)	775,000	773,802
Pricoa Global Funding I
1.450%, 9/13/19(b)	240,000	236,840
Principal Life Global Funding II
2.150%, 1/10/20(b)	550,000	550,623
Protective Life Global Funding
1.555%, 9/13/19(b)	465,000	458,177
Prudential Financial, Inc.
5.375%, 6/21/20	215,000	234,876
PSEG Power, LLC
2.450%, 11/15/18(a)	245,000	245,865
Ryder System, Inc.
2.500%, 5/11/20(a)	140,000	140,761
Sherwin-Williams Co.
2.250%, 5/15/20	485,000	486,085
Southern Power Co.
1.500%, 6/1/18	230,000	229,701
Sysco Corp.
2.600%, 10/1/20(a)	135,000	136,672
Teva Pharmaceutical Finance Netherlands III B.V.
1.700%, 7/19/19	195,000	193,255
Toyota Motor Credit Corp.
1.439%, 12/24/18(c)	950,000	949,839
1.700%, 2/19/19	280,000	280,333
1.950%, 4/17/20	120,000	119,963
Union Pacific Railroad Co. 2003 Pass-Through Trust
4.698%, 1/2/24	68,547	72,831
Union Pacific Railroad Co. 2005 Pass-Through Trust
5.082%, 1/2/29	93,479	101,509
Verizon Communications, Inc.
4.500%, 9/15/20	450,000	480,709
3.125%, 3/16/22	235,000	238,468
Wells Fargo & Co.
2.125%, 4/22/19	140,000	140,730
2.600%, 7/22/20	760,000	770,714
Wells Fargo Bank N.A.
1.750%, 5/24/19	470,000	469,088
TOTAL CORPORATE BONDS
(Cost $29,797,477) — 61.1%		29,783,606

MORTGAGE-BACKED SECURITIES — 20.7%
Fannie Mae Pool
3.860%, 3/1/18	304,674	306,173
3.729%, 6/1/18	330,169	333,459
2.348%, 10/1/22	184,940	187,657
2.000%, 9/1/23	252,902	252,446
Fannie Mae REMICS
Series 2011-6, Class BA,
2.750%, 6/25/20	19,292	19,443
Series 2011-143, Class AC,
1.750%, 4/25/21	124,854	124,697
Series 2011-145, Class A,
1.750%, 6/25/21	145,691	145,577
Series 2011-141, Class EA,
1.750%, 7/25/21	110,552	110,355
Series 2011-143, Class M,
1.750%, 1/25/22	79,368	79,160
Series 2008-76, Class GF,
1.866%, 9/25/23(c)	11,310	11,318
Series 2013-136, Class KA,
2.000%, 5/25/25	130,615	130,547
Series 2011-122, Class A,
3.000%, 12/25/25	84,445	85,653
Series 2011-88, Class AB,
2.500%, 9/25/26	53,346	53,578
Fannie Mae-Aces
Series 2014-M6, Class FA,
1.285%, 12/25/17(c)	22,675	22,667
Series 2012-M9, Class ASQ2,
1.513%, 12/25/17	395,143	394,856
Series 2013-M4, Class ASQ2,
1.451%, 2/25/18	107,413	107,339
Series 2015-M7, Class ASQ2,
1.550%, 4/25/18	255,707	255,433
Series 2013-M13, Class A,
1.600%, 5/25/18	177,870	177,683
Series 2015-M15, Class ASQ1,
0.849%, 1/25/19	11,156	11,138
Series 2016-M6, Class ASQ2,
1.785%, 6/25/19	769,183	770,009
Series 2012-M8, Class ASQ2,
1.520%, 12/25/19	103,956	103,891
Series 2016-M1, Class ASQ1,
1.374%, 2/25/21(a)	97,610	97,116
Series 2013-M5, Class ASQ4,
1.919%, 1/25/22	263,813	262,447
Series 2012-M2, Class A1,
1.824%, 2/25/22	511,888	512,103
Series 2016-M3, Class ASQ1,
1.468%, 2/25/23	264,740	262,694
Series 2016-M7, Class AV1,
1.557%, 10/25/23	244,045	240,471
Freddie Mac Gold Pool
3.000%, 7/1/24	242,128	249,126

(Continued on next page)

JUNE 30, 2017	23

SCHEDULE OF INVESTMENTS
June 30, 2017

LOW DURATION BOND FUND (Continued)
	Principal
	Amount	Value

MORTGAGE-BACKED SECURITIES (Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates
Series KP03, Class A2,
1.780%, 7/25/19(a)	$2,709,388	$2,710,583
Series K504, Class A1,
1.680%, 10/25/19(a)	202,140	202,156
Series K007, Class A1,
3.342%, 12/25/19(a)	25,118	25,254
Series K009, Class A1,
2.757%, 5/25/20(a)	53,061	53,249
Series KF15, Class A,
1.665%, 2/25/23(a)(c)	704,225	707,304
Freddie Mac REMICS
Series 4350, Class CA,
2.000%, 10/15/19(a)	49,247	49,369
Series 3836, Class MC,
2.000%, 5/15/20(a)	30,993	30,961
Series 4383, Class JC,
2.000%, 5/15/23(a)	87,606	87,687
Series 4399, Class A,
2.500%, 7/15/24(a)	46,933	47,056
Series 3939, Class WB,
3.000%, 10/15/25(a)	275,712	278,318
Series 4083, Class DC,
1.500%, 7/15/27(a)	296,914	291,899
Series 3768, Class DE,
2.250%, 11/15/28(a)	26,260	26,247
Series 4302, Class AB,
1.750%, 11/15/29(a)	268,865	267,084
Series 2764, Class UE,
5.000%, 10/15/32(a)	20,201	20,449
Government National Mortgage Association
Series 2014-18, Class HJ,
3.000%, 7/20/36(a)	13,402	13,423
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $10,175,459) — 20.7%		10,118,075

U.S. GOVERNMENT AND AGENCIES — 3.8%
NCUA Guaranteed Notes Trust
Series 2010-A1, Class A,
1.446%, 12/7/20(a)(c)	345,505	345,712
United States Treasury Note
1.375%, 12/15/19	1,500,000	1,496,837
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $1,838,746) — 3.8%		1,842,549

SHORT-TERM INVESTMENTS — 2.6%
UMB Money Market Fiduciary, 0.010%	1,253,997	1,253,997

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,253,997) — 2.6%		1,253,997

TOTAL INVESTMENTS
(Cost $48,632,294) — 99.6%		48,562,131

Other assets less liabilities — 0.4%		173,763

TOTAL NET ASSETS — 100.0%
(equivalent to $10.05 per share;
unlimited shares of $1.00 par value
capital shares authorized;
4,851,244 shares outstanding)		$48,735,894

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

REMICS — Real Estate Mortgage Investment Conduits

(a)	Callable.

(b)	Rule 144A restricted security. Total value of these securities is $5,317,015 which represents 10.9% of total net assets of the Fund. Rule 144A restricted securities may be treated as liquid securities as long as the Advisor determines that an adequate trading market exists.

(c)	Variable, floating, or step rate security (presented at the current rate as of period end).

See accompanying Notes to Financial Statements.

24	SCOUT FUNDS ANNUAL REPORT

Scout Core Bond Fund
SCCIX — Institutional Class, SCCYX — Class Y

MARKET REVIEW (Unaudited)

The Bloomberg Barclays U.S. Aggregate Bond Index® returned -0.31% for the 12 months ending June 30, 2017. A sharp interest-rate increase resulted in a 3% loss for the broad bond market in the fourth quarter of 2016, overwhelming the remaining three quarters of positive performance. Investor sentiment readjusted quickly after the decline, however. Risk-asset valuations continued to rise and spreads continued to tighten well into 2017. The yield on the bellwether 10-Year Treasury Bond also improved, increasing from 1.46% on July 1, 2016 to 2.31% by June 30, 2017.1 Given the number of threats to fixed income security prices—from rising interest rates to falling oil prices to the choppy transition from monetary to fiscal stimulus—we viewed these moves as further evidence that bond investors have become desensitized to risk.

PORTFOLIO REVIEW

The Scout Core Bond Fund - Institutional (SCCIX) returned -0.71% for the fiscal year, lagging the Bloomberg Barclays U.S. Aggregate Bond Index return of -0.31%. Macro factors produced mixed results over the period. The Fund’s shorter duration position added value as interest rates rose, while its yield curve position detracted due to an underweight in the outperforming long end of the curve.

Performance was also mixed at the sector level. Commercial mortgage-backed securities (CMBS) bolstered returns due to the Fund’s overweight position in this outperforming sector. In contrast, both investment-grade credit and government-related securities detracted due to the Fund’s underweight positions. Investment-grade credit further hurt relative returns as the Fund’s shorter-duration financial holdings did not keep up with outperforming longer-duration securities. Mortgage-backed securities (MBS) subtracted from relative results due to underperformance in the Fund’s agency pass-through holdings. All other sectors had a minimal impact on Fund performance.

MARKET OUTLOOK

While tight spreads and high valuations suggest that the bond market has become desensitized to risk, we see landmines everywhere. Recent circumstances have confirmed our initial skepticism regarding the easy handoff from monetary to fiscal stimulus that was touted after President Trump’s election. The post-election spike in Treasury rates has faded, and healthcare legislation delays have had a domino effect, pushing back tax reform to later this year or even next. Deregulation is one area that may work in the administration’s favor and surprise on the upside, but its impact may fly under the radar. If fiscal stimulus continues to underwhelm, the risks increase that economic growth will stay muted.

In addition, we see significant risks from the current administration’s aggressive trade policy. If President Trump were to spark a trade war, the cost of his protectionist policies could work against any nominal improvement in domestic economic growth. If this were combined with disappointing growth or even contraction in China, which has shown indications of being overheated recently, global GDP growth could easily become depressed.

Global growth could also suffer from a monetary drag as central banks pull back on stimulus. The additional risk of the U.S. Federal Reserve (Fed) mislabeling the recent inflation slowdown as “transitory” and moving too far too fast could put them in the unenviable position of reversing the fledgling rate-hike cycle. With only four rate increases to reverse, the Fed does not have an overabundance of dry powder. In addition, if the Fed continues down the path of raising the front end of the yield curve, the danger of a flat or inverted curve increases, and inverted curves are almost always negative for spread sector performance.

Despite these concerns, normal volatility has yet to return to the bond market. Corporate spreads remain at near-historic tight levels, and yields on high-yield bonds have fallen to near-historic lows. This is inconsistent with the number of looming problems that we see, and so we remain cautious on the corporate sector broadly and skeptical of high-yield valuations in particular.

PORTFOLIO STRATEGY

Given that market risks have not been reflected appropriately in security valuations, the Fund remained defensive with an elevated weight in the Treasury sector. This positioning enabled greater stability of Fund returns, significant liquidity and additional flexibility to react to market opportunities. In the corporate sector, the Fund’s holdings were primarily focused in very short and higher-quality financials as well as industrials that offered better risk-adjusted opportunities relative to longer and lower-quality holdings. The Fund remained underweight in MBS pass-throughs, apart from multi-family agency securities, which the Fund held for their stable cash-flow characteristics. Fund duration remained modestly shorter than the benchmark as real interest rates remained at unattractive levels.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

1https://www.treasury.gov/resource-center/data-chart-center/interest-rates/Pages/TextView.aspx?data=yieldYear&year=2017

JUNE 30, 2017	25

Scout Core Bond Fund
SCCIX — Institutional Class, SCCYX — Class Y

OBJECTIVE & STRATEGY (Unaudited)

The Scout Core Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in bonds of varying maturities, including mortgage- and asset-backed securities.

PORTFOLIO MANAGEMENT TEAM

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Institutional Class

as of June 30, 2017

Class Y

as of June 30, 2017

Performance returns for the Scout Core Bond Fund and Bloomberg Barclays U.S. Aggregate Bond Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value-weighted index of taxable investment-grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same interest rate, inflation, issuer, maturity and credit risks that are associated with underlying fixed income securities owned by the Fund. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors.

Derivatives such as credit default swap agreements and futures contracts may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives are subject to risks such as market risk, liquidity risk, interest rate risk, credit risk and management risk. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy. The use of leverage and derivatives investments could accelerate losses to the Fund. These losses could exceed the amount originally invested.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

26	SCOUT FUNDS ANNUAL REPORT

Scout Core Bond Fund
SCCIX — Institutional Class, SCCYX — Class Y

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2017

	1 Year	3 Years	5 Years	10 Years
Scout Core Bond Fund – Institutional Class	-0.71%	1.93%	1.93%	5.37%
Bloomberg Barclays U.S. Aggregate Bond Index*	-0.31%	2.48%	2.21%	4.48%

				Since
	1 Year	3 Years	5 Years	Inception†
Scout Core Bond Fund – Class Y	-1.09%	1.55%	1.56%	2.76%
Bloomberg Barclays U.S. Aggregate Bond Index*	-0.31%	2.48%	2.21%	3.25%

†	Inception – April 21, 2011.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The performance of the Scout Core Bond Fund – Institutional Class reflects the historical performance of the Frontegra Columbus Core Fund – Institutional Class (the “Predecessor Fund”). Effective after the close of business on April 21, 2011, the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have substantially similar principal investment strategies. The Predecessor Fund’s original Institutional Class returns reflect the total annual operating fees and expenses, net of any fee and expense waivers, of the Scout Core Bond Fund – Institutional Class. For the fiscal year ended June 30, 2016, the gross expense ratios for the Institutional Class and Class Y were 0.72% and 0.97%, respectively (as disclosed in the most recent Prospectus), compared to the June 30, 2017, gross expense ratios of 0.66% and 0.97%, respectively.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 30, 2017, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2017. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)
Institutional Class

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/12	$11.66	$0.38	$0.01	$17.55
12/31/13	11.36	0.16	0.04	17.45
12/31/14	11.48	0.14	—	17.71
12/31/15	11.40	0.19	—	17.82
12/31/16	11.24	0.43	—	18.09
6/30/17(a)	11.37	0.10	—	18.32
Class Y
		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/12	$11.66	$0.36	$0.01	$12.55
12/31/13	11.36	0.12	0.04	12.41
12/31/14	11.48	0.09	—	12.62
12/31/15	11.40	0.15	—	12.69
12/31/16	11.24	0.39	—	12.92
6/30/17(a)	11.37	0.08	—	13.13

(a)	Six months only. Distributions typically are declared every business day and accumulated dividends are distributed monthly. Capital gain distributions typically occur in December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)
Bloomberg
Barclays U.S.
	Scout	Aggregate
	Core Bond	Bond*
Average Maturity	6.7 years	8.3 years
Average Duration	5.3 years	6.0 years
30-Day SEC Yield — Institutional Class**
(Unsubsidized/Subsidized)	1.17%/1.49%	—
30-Day SEC Yield — Class Y**
(Unsubsidized/Subsidized)	0.89%/1.09%	—
Number of Holdings	101	9,355
Total Net Assets (in millions, all share classes)	$168.93	—
Institutional Class Inception Date	2/23/2001	—
Class Y Inception Date	4/21/2011	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

**	30-Day SEC Yield is computed under an SEC standardized formula and is an annualized yield based on the most recent trailing 30-day period. Subsidized yields reflect fee waivers in effect. Without such waivers, yields would be reduced. Unsubsidized yields do not reflect fee waivers in effect. A negative 30-Day SEC Yield occurs when accrued expenses of the past 30 days exceed the income collected during the past 30 days. The Fund’s actual distribution rate will differ from the SEC yield, and any income distributions from the Fund may be higher or lower than the SEC yield.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2017	27

SCHEDULE OF INVESTMENTS

June 30, 2017

CORE BOND FUND

	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 1.8%
Hertz Vehicle Financing II LP
Series 2015-2A, Class A,
2.020%, 9/25/19(a)(b)	$1,155,000	$1,150,672
Mercedes-Benz Auto Receivables Trust
Series 2016-1, Class A2A,
1.110%, 3/15/19(a)(c)	1,173,363	1,172,215
USAA Auto Owner Trust
Series 2016-1, Class A2,
1.070%, 3/15/19(a)(c)	822,037	821,354
TOTAL ASSET-BACKED SECURITIES
(Cost $3,150,085) — 1.8%		3,144,241

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.5%
CFCRE Commercial Mortgage Trust
Series 2016-C3, Class A3,
3.865%, 1/10/48(a)	1,435,000	1,506,799
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C26, Class A3,
3.211%, 10/15/48(a)	955,000	968,749
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $2,441,180) — 1.5%		2,475,548

CORPORATE BONDS — 22.0%
Abbott Laboratories
2.350%, 11/22/19	665,000	669,999
3.750%, 11/30/26(a)	520,000	530,822
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 7/31/22	308,290	326,017
American Airlines 2013-1 Class A Pass-Through Trust
4.000%, 1/15/27	582,065	608,258
American Express Credit Corp.
1.875%, 5/3/19(a)	95,000	94,992
1.700%, 10/30/19(a)	750,000	745,958
2.600%, 9/14/20(a)	1,105,000	1,121,135
American International Group, Inc.
6.400%, 12/15/20	535,000	605,404
AT&T, Inc.
3.800%, 3/1/24(a)	280,000	286,330
4.250%, 3/1/27(a)	495,000	511,807
Bank of America Corp.
3.500%, 4/19/26	595,000	597,027
Bank of America N.A.
1.750%, 6/5/18	1,170,000	1,171,553
2.050%, 12/7/18	390,000	391,808
Burlington Northern and Santa Fe Railway Co.
2001-2 Pass-Through Trust
6.462%, 1/15/21	180,820	193,477
Burlington Northern and Santa Fe Railway Co.
2004-1 Pass-Through Trust
4.575%, 1/15/21	436,991	452,286
Capital One N.A.
1.650%, 2/5/18(a)	525,000	524,785
2.350%, 8/17/18(a)	740,000	742,977
Citigroup, Inc.
1.800%, 2/5/18	1,415,000	1,416,073
2.150%, 7/30/18	595,000	596,871
ConocoPhillips Co.
3.350%, 5/15/25(a)	845,000	858,497
Credit Suisse A.G.
1.750%, 1/29/18(d)	605,000	605,327
CSX Transportation, Inc.
6.251%, 1/15/23	543,833	623,368
Daimler Finance North America, LLC
2.000%, 8/3/18(b)	1,330,000	1,333,390
1.750%, 10/30/19(b)	675,000	670,616
2.300%, 1/6/20(b)	880,000	882,814
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 2/10/24	540,522	620,249
Ford Motor Credit Co., LLC
2.145%, 1/9/18	1,095,000	1,098,719
2.875%, 10/1/18	2,045,000	2,065,276
2.551%, 10/5/18	555,000	558,653
JPMorgan Chase & Co.
2.750%, 6/23/20(a)	470,000	477,853
2.550%, 3/1/21(a)	540,000	542,653
1.771%, 3/9/21(a)(e)	1,880,000	1,879,675
McDonald’s Corp.
2.100%, 12/7/18	405,000	407,279
Metropolitan Life Global Funding
1.350%, 9/14/18(b)	1,685,000	1,678,804
New York Life Global Funding
1.450%, 12/15/17(b)(c)	925,000	924,481
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 5/1/21	384,693	426,047
Philip Morris International, Inc.
2.000%, 2/21/20	1,250,000	1,252,667
Reliance Standard Life Global Funding II
2.500%, 1/15/20(b)	385,000	385,634
Sherwin-Williams Co.
2.250%, 5/15/20	415,000	415,928
Toyota Motor Credit Corp.
1.439%, 12/24/18(e)	2,000,000	1,999,662
UBS A.G.
1.800%, 3/26/18(d)	1,275,000	1,277,049
Union Pacific Railroad Co. 2004 Pass-Through Trust
5.404%, 7/2/25	355,120	379,285
Union Pacific Railroad Co. 2005 Pass-Through Trust
5.082%, 1/2/29	658,760	715,349
Union Pacific Railroad Co. 2006 Pass-Through Trust
5.866%, 7/2/30	571,311	651,067
UnitedHealth Group, Inc.
1.900%, 7/16/18	500,000	501,839
Wells Fargo & Co.
2.600%, 7/22/20	795,000	806,208
2.402%, 10/31/23(a)(e)	1,475,000	1,501,183
TOTAL CORPORATE BONDS
(Cost $36,678,185) — 22.0%		37,127,151

28	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2017

CORE BOND FUND (Continued)

	Principal
	Amount	Value

MORTGAGE-BACKED SECURITIES — 34.0%
Fannie Mae Pool
3.170%, 8/1/18(c)	$1,388,141	$1,400,276
3.330%, 7/1/20	451,181	462,176
3.330%, 10/1/20	1,188,173	1,235,693
3.230%, 11/1/20	1,264,188	1,311,234
2.500%, 9/1/22	491,651	497,393
2.000%, 1/1/23	449,161	448,352
2.160%, 1/1/23	3,485,144	3,486,280
2.000%, 3/1/23	186,103	185,767
2.000%, 4/1/23	181,344	181,017
2.000%, 5/1/23	513,308	512,381
4.000%, 4/1/24	214,992	225,460
2.500%, 7/1/25	538,088	544,399
2.500%, 3/1/26	310,901	315,979
2.000%, 7/1/26	4,813,624	4,822,660
4.500%, 1/1/27(c)	263,673	270,011
2.100%, 12/1/27	1,084,383	1,051,691
4.550%, 10/1/33	883,804	883,848
5.970%, 1/1/40	341,036	401,372
5.970%, 1/1/40	181,886	214,065
5.100%, 12/1/40	287,271	318,487
3.000%, 8/15/42(f)	17,820,000	17,768,411
2.500%, 8/15/43(f)	1,555,000	1,497,277
Fannie Mae REMICS
Series 2008-76, Class GF,
1.866%, 9/25/23(c)(e)	57,956	57,998
Fannie Mae-Aces
Series 2015-M7, Class ASQ2,
1.550%, 4/25/18(c)	636,942	636,260
Series 2013-M14, Class A,
1.700%, 8/25/18(c)	1,358,557	1,359,325
Series 2015-M15, Class ASQ1,
0.849%, 1/25/19(c)	44,181	44,108
Series 2012-M8, Class AB2,
2.305%, 5/25/22	417,171	421,637
Series 2016-M2, Class ABV2,
2.131%, 1/25/23	787,008	777,064
Series 2016-M3, Class ASQ2,
2.263%, 2/25/23	1,080,000	1,080,040
Series 2014-M1, Class A1,
2.325%, 7/25/23(e)	578,872	581,715
Series 2016-M7, Class AV2,
2.157%, 10/25/23	2,495,000	2,446,654
Series 2014-M13, Class AB2,
2.951%, 8/25/24(e)	747,259	745,346
Series 2015-M11, Class A1,
2.097%, 4/25/25	705,776	704,963
Series 2016-M6, Class AB2,
2.395%, 5/25/26	1,005,000	975,025
Freddie Mac Gold Pool
4.500%, 8/1/18(c)	324,847	332,071
4.500%, 8/1/18(c)	483,429	494,179
4.500%, 8/1/20(c)	2,320,901	2,372,513
Freddie Mac Multifamily Structured Pass-Through Certificates
Series KF17, Class A,
1.574%, 3/25/23(a)(e)	1,589,306	1,593,290
Freddie Mac REMICS
Series 3609, Class LA,
4.000%, 12/15/24(a)(c)	72,775	73,783
Series 4233, Class MD,
1.750%, 3/15/25(a)(c)	229,012	228,745
Ginnie Mae I Pool
2.140%, 8/15/23	745,690	733,754
2.730%, 6/15/32	3,851,731	3,742,746
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $57,471,758) — 34.0%		57,435,445

U.S. GOVERNMENT AND AGENCIES — 44.2%
United States Treasury Bond
3.000%, 2/15/47	9,655,000	9,959,731
United States Treasury Note
0.750%, 12/31/17(c)	6,585,000	6,571,797
1.375%, 9/30/20	10,495,000	10,417,106
1.250%, 10/31/21	16,330,000	15,951,095
1.625%, 10/31/23	8,875,000	8,644,454
2.000%, 11/15/26	6,580,000	6,416,013
2.250%, 2/15/27	16,805,000	16,726,891
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $74,580,544) — 44.2%		74,687,087

SHORT-TERM INVESTMENTS — 4.6%
UMB Money Market Fiduciary, 0.010%	7,770,536	7,770,536

TOTAL SHORT-TERM INVESTMENTS
(Cost $7,770,536) — 4.6%		7,770,536

TOTAL INVESTMENTS
(Cost $182,092,288) — 108.1%		182,640,008

Liabilities less other assets — (8.1)%		(13,706,426)

TOTAL NET ASSETS — 100.0%
(equivalent to $11.37 per share; unlimited shares
of $1.00 par value capital shares authorized;
14,635,391 shares outstanding for Institutional Class;
equivalent to $11.37 per share; unlimited shares
of $1.00 par value capital shares authorized;
224,173 shares outstanding for Class Y)		$168,933,582

LLC — Limited Liability Company

LP — Limited Partnership

REMICS — Real Estate Mortgage Investment Conduits

(a)	Callable.

(b)	Rule 144A restricted security. Total value of these securities is $7,026,411 which represents 4.2% of total net assets of the Fund. Rule 144A restricted securities may be treated as liquid securities as long as the Advisor determines that an adequate trading market exists.

(c)	Security has been earmarked as commitment for to-be-announced securities.

(d)	Foreign security denominated in U.S. dollars.

(e)	Variable, floating, or step rate security (presented at the current rate as of period end).

(f)	To-be-announced security.

See accompanying Notes to Financial Statements.

JUNE 30, 2017	29

Scout Core Plus Bond Fund
SCPZX — Institutional Class, SCPYX — Class Y

MARKET REVIEW (Unaudited)

The Bloomberg Barclays U.S. Aggregate Bond Index® returned -0.31% for the 12 months ending June 30, 2017. A sharp interest-rate increase resulted in a 3% loss for the broad bond market in the fourth quarter of 2016, overwhelming the remaining three quarters of positive performance. Investor sentiment readjusted quickly after the decline, however. Risk-asset valuations continued to rise and spreads continued to tighten well into 2017. The yield on the bellwether 10-Year Treasury Bond also improved, increasing from 1.46% on July 1, 2016 to 2.31% by June 30, 2017.1 Given the number of threats to fixed income security prices—from rising interest rates to falling oil prices to the choppy transition from monetary to fiscal stimulus—we viewed these moves as further evidence that bond investors have become desensitized to risk.

PORTFOLIO REVIEW

The Scout Core Plus Bond Fund - Institutional (SCPZX) returned -0.18% for the fiscal year, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index return of -0.31%. Macro factors produced mixed results over the period. The Fund’s shorter duration position added value as interest rates rose, while its yield curve position detracted due to an underweight in the outperforming long end of the curve.

Performance was also mixed at the sector level. High-yield credit and asset-backed securities (ABS) bolstered returns due to the Fund’s overweight in these outperforming sectors. In contrast, investment-grade credit and government-related securities detracted due to the Fund’s underweight positions. Investment-grade credit further hurt relative returns as the Fund’s shorter-duration financial holdings did not keep up with outperforming longer-duration securities. Mortgage-backed securities (MBS) subtracted from relative results due to underperformance in the Fund’s agency pass-through holdings. Non-U.S. dollar added to performance as our Mexican peso position benefited when it appreciated versus the U.S. dollar. All other sectors had a minimal impact on Fund performance.

MARKET OUTLOOK

While tight spreads and high valuations suggest that the bond market has become desensitized to risk, we see landmines everywhere. Recent circumstances have confirmed our initial skepticism regarding the easy handoff from monetary to fiscal stimulus that was touted after President Trump’s election. The post-election spike in Treasury rates has faded, and healthcare legislation delays have had a domino effect, pushing back tax reform to later this year or even next. Deregulation is one area that may work in the administration’s favor and surprise on the upside, but its impact may fly under the radar. If fiscal stimulus continues to underwhelm, the risks increase that economic growth will stay muted.

In addition, we see significant risks from the current administration’s aggressive trade policy. If President Trump were to spark a trade war, the cost of his protectionist policies could work against any nominal improvement in domestic economic growth. If this were combined with disappointing growth or even contraction in China, which has shown indications of being overheated recently, global GDP growth could easily become depressed.

Global growth could also suffer from a monetary drag as central banks pull back on stimulus. The additional risk of the U.S. Federal Reserve (Fed) mislabeling the recent inflation slowdown as “transitory” and moving too far too fast could put them in the unenviable position of reversing the fledgling rate-hike cycle. With only four rate increases to reverse, the Fed does not have an overabundance of dry powder. In addition, if the Fed continues down the path of raising the front end of the yield curve, the danger of a flat or inverted curve increases, and inverted curves are almost always negative for spread sector performance.

Despite these concerns, normal volatility has yet to return to the bond market. Corporate spreads remain at near-historic tight levels, and yields on high-yield bonds have fallen to near-historic lows. This is inconsistent with the number of looming problems that we see, and so we remain cautious on the corporate sector broadly and skeptical of high-yield valuations in particular.

PORTFOLIO STRATEGY

Given that market risks have not been reflected appropriately in security valuations, the Fund remained defensive with an elevated weight in the Treasury sector. This positioning enabled greater stability of Fund returns, significant liquidity and additional flexibility to react to market opportunities. In the corporate sector, the Fund’s holdings were primarily focused in very short and higher-quality financials as well as industrials that offered better risk-adjusted opportunities relative to longer and lower-quality holdings. The Fund has minimal exposure to high-yield corporates due to their rich valuations and maintains its investment in multi-family agency holdings, which benefited from stable cash-flow characteristics. Fund duration remained modestly shorter than the benchmark as real interest rates remained at unattractive levels.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

[1]https://www.treasury.gov/resource-center/data-chart-center/interest-rates/Pages/TextView.aspx?data=yieldYear&year=2017

30	SCOUT FUNDS ANNUAL REPORT

Scout Core Plus Bond Fund
SCPZX — Institutional Class, SCPYX — Class Y

OBJECTIVE & STRATEGY (Unaudited)

The Scout Core Plus Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in bonds of varying maturities, including mortgage- and asset-backed securities.

PORTFOLIO MANAGEMENT TEAM

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Institutional Class

as of June 30, 2017

Class Y
as of June 30, 2017

Performance returns for the Scout Core Plus Bond Fund and Bloomberg Barclays U.S. Aggregate Bond Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value-weighted index of taxable investment-grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same interest rate, inflation, issuer, maturity and credit risks that are associated with underlying fixed income securities owned by the Fund. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives are subject to risks such as market risk, liquidity risk, interest rate risk, credit risk, and management risk. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy. The use of leverage and derivatives investments could accelerate losses to the Fund. These losses could exceed the amount originally invested.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

JUNE 30, 2017	31

Scout Core Plus Bond Fund
SCPZX — Institutional Class, SCPYX — Class Y

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2017

	1 Year	3 Years	5 Years	10 Years
Scout Core Plus Bond Fund – Institutional Class	-0.18%	2.15%	2.41%	6.37%
Bloomberg Barclays U.S. Aggregate Bond Index*	-0.31%	2.48%	2.21%	4.48%

				Since
	1 Year	3 Years	5 Years	Inception†
Scout Core Plus Bond Fund – Class Y	-0.57%	1.76%	2.03%	4.31%
Bloomberg Barclays U.S. Aggregate Bond Index*	-0.31%	2.48%	2.21%	3.56%

†	Inception – November 12, 2009.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The performance of the Scout Core Plus Bond Fund – Institutional Class and Class Y reflects the historical performance of the Frontegra Columbus Core Plus Fund – Institutional Class and Class Y (the “Predecessor Fund”), respectively. Effective after the close of business on April 21, 2011, the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have substantially similar principal investment strategies. The Predecessor Fund’s original Institutional Class and Class Y returns reflect the total annual operating fees and expenses, net of any fee and expense waivers, of the Scout Core Plus Bond Fund – Institutional Class and Class Y, respectively. For the fiscal year ended June 30, 2016, the gross expense ratios for the Institutional Class and Class Y were 0.65% and 0.89%, respectively (as disclosed in the most recent Prospectus), compared to the June 30, 2017, gross expense ratios of 0.59% and 0.91%, respectively.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 30, 2017, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2017. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)
Institutional Class

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/12	$32.69	$2.00	$0.07	$66.66
12/31/13	31.95	0.50	0.13	66.55
12/31/14	32.21	0.46	0.02	67.29
12/31/15	31.34	0.79	0.11	67.32
12/31/16	31.23	1.22	—	68.43
6/30/17(a)	31.64	0.28	—	69.12
Class Y
		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/12	$32.69	$1.94	$0.07	$39.54
12/31/13	31.94	0.38	0.13	39.30
12/31/14	32.20	0.34	0.02	39.92
12/31/15	31.33	0.66	0.11	39.82
12/31/16	31.22	1.11	—	40.82
6/30/17(a)	31.63	0.21	—	41.44

(a)	Six months only. Distributions typically are declared every business day and accumulated dividends are distributed monthly. Capital gain distributions typically occur in December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

Bloomberg
Barclays U.S.
	Scout Core	Aggregate
	Plus Bond	Bond*
Average Maturity	6.9 years	8.3 years
Average Duration	5.3 years	6.0 years
30-Day SEC Yield — Institutional Class**
(Unsubsidized/Subsidized)	1.17%/1.35%	—
30-Day SEC Yield — Class Y**
(Unsubsidized/Subsidized)	0.79%/0.91%	—
Number of Holdings	111	9,355
Total Net Assets (in millions, all share classes)	$814.47	—
Institutional Class Inception Date	11/25/1996	—
Class Y Inception Date	11/12/2009	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

**	30-Day SEC Yield is computed under an SEC standardized formula and is an annualized yield based on the most recent trailing 30-day period. Subsidized yields reflect fee waivers in effect. Without such waivers, yields would be reduced. Unsubsidized yields do not reflect fee waivers in effect. A negative 30-Day SEC Yield occurs when accrued expenses of the past 30 days exceed the income collected during the past 30 days. The Fund’s actual distribution rate will differ from the SEC yield, and any income distributions from the Fund may be higher or lower than the SEC yield.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

32	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2017

CORE PLUS BOND FUND

	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 2.0%
Hertz Vehicle Financing II LP
Series 2015-2A, Class A,
2.020%, 9/25/19(a)(b)	$4,165,000	$4,149,394
Home Equity Loan Trust
Series 2003-HS3, Class A2A,
1.496%, 8/25/33(a)(c)	31,243	30,831
Series 2006-HSA2, Class AI3,
5.550%, 3/25/36(a)(c)	425,365	239,567
Series 2006-HSA2, Class AI4,
5.810%, 3/25/36(a)(c)	820,000	226,985
Mercedes-Benz Auto Receivables Trust
Series 2016-1, Class A2A,
1.110%, 3/15/19(a)(d)	5,942,295	5,936,478
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-S1, Class A2,
1.836%, 1/25/36(a)(b)(c)	175,871	175,658
RFMSII Trust
Series 2006-HSA1, Class A4,
5.990%, 2/25/36(a)(c)	1,033,958	999,896
SACO I Trust
Series 2006-9, Class A1,
1.516%, 8/25/36(a)(c)	268,879	420,780
USAA Auto Owner Trust
Series 2016-1, Class A2,
1.070%, 3/15/19(a)(d)	3,926,310	3,923,047
TOTAL ASSET-BACKED SECURITIES
(Cost $15,583,181) — 2.0%		16,102,636

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.4%
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW17, Class A4,
5.694%, 6/11/50(a)(c)(d)	1,270,072	1,274,916
CFCRE Commercial Mortgage Trust
Series 2016-C3, Class A3,
3.865%, 1/10/48(a)	5,600,000	5,880,190
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C26, Class A3,
3.211%, 10/15/48(a)	4,075,000	4,133,668
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $11,185,162) — 1.4%		11,288,774

CORPORATE BONDS — 21.3%
Abbott Laboratories
2.350%, 11/22/19	4,100,000	4,130,824
3.750%, 11/30/26(a)	2,135,000	2,179,432
Ally Financial, Inc.
3.250%, 11/5/18	2,440,000	2,469,768
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 7/31/22	1,084,522	1,146,882
American Airlines 2013-1 Class A Pass-Through Trust
4.000%, 1/15/27	115,587	120,789
American Express Credit Corp.
1.875%, 5/3/19(a)	1,920,000	1,919,846
1.700%, 10/30/19(a)	3,520,000	3,501,027
2.600%, 9/14/20(a)	4,915,000	4,986,769
American International Group, Inc.
6.400%, 12/15/20	3,175,000	3,592,821
AT&T, Inc.
3.800%, 3/1/24(a)	1,445,000	1,477,667
4.250%, 3/1/27(a)	2,170,000	2,243,678
Bank of America Corp.
3.500%, 4/19/26	3,060,000	3,070,422
Bank of America N.A.
1.750%, 6/5/18	6,555,000	6,563,699
2.050%, 12/7/18	1,490,000	1,496,906
Burlington Northern and Santa Fe Railway Co.
2001-2 Pass-Through Trust
6.462%, 1/15/21	563,484	602,928
Burlington Northern and Santa Fe Railway Co.
2005-4 Pass-Through Trust
4.967%, 4/1/23	430,803	460,248
Capital One N.A.
1.650%, 2/5/18(a)	2,940,000	2,938,795
2.350%, 8/17/18(a)	2,870,000	2,881,546
Citigroup, Inc.
1.800%, 2/5/18	7,055,000	7,060,348
2.150%, 7/30/18	3,440,000	3,450,815
Credit Suisse A.G.
1.750%, 1/29/18(e)	4,625,000	4,627,502
Daimler Finance North America, LLC
2.000%, 8/3/18(b)	4,350,000	4,361,088
1.750%, 10/30/19(b)	3,780,000	3,755,449
2.300%, 1/6/20(b)	4,830,000	4,845,446
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 2/10/24	849,751	975,089
Energy Transfer Partners LP
4.050%, 3/15/25(a)	2,205,000	2,213,853
Ford Motor Credit Co., LLC
2.145%, 1/9/18	4,625,000	4,640,707
5.000%, 5/15/18	6,170,000	6,327,823
2.551%, 10/5/18	2,800,000	2,818,430
JPMorgan Chase & Co.
2.750%, 6/23/20(a)	5,945,000	6,044,335
2.550%, 3/1/21(a)	2,835,000	2,848,928
1.771%, 3/9/21(a)(c)	8,345,000	8,343,556
3.250%, 9/23/22	1,780,000	1,824,185
McDonald’s Corp.
2.100%, 12/7/18	2,090,000	2,101,758
Metropolitan Life Global Funding I
1.350%, 9/14/18(b)	9,520,000	9,484,995
New York Life Global Funding
1.450%, 12/15/17(b)(d)	2,745,000	2,743,460
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 5/1/21	2,672,780	2,960,104
Philip Morris International, Inc.
2.000%, 2/21/20	6,130,000	6,143,081
Reliance Standard Life Global Funding II
2.500%, 1/15/20(b)	2,050,000	2,053,374
Sherwin-Williams Co.
2.250%, 5/15/20	1,950,000	1,954,362
Toyota Motor Credit Corp.
1.439%, 12/24/18(c)	9,770,000	9,768,349
U.S. Airways 2011-1 Class A Pass-Through Trust
7.125%, 4/22/25	907,415	1,046,431
U.S. Airways 2012-1 Class A Pass-Through Trust
5.900%, 4/1/26	2,101,566	2,353,755
UBS A.G.
1.800%, 3/26/18(e)	6,620,000	6,630,638

(Continued on next page)

JUNE 30, 2017	33

SCHEDULE OF INVESTMENTS
June 30, 2017

CORE PLUS BOND FUND (Continued)

	Principal
	Amount	Value

CORPORATE BONDS (Continued)
Union Pacific Railroad Co. 2003 Pass-Through Trust
4.698%, 1/2/24	$270,156	$287,041
UnitedHealth Group, Inc.
1.900%, 7/16/18	2,475,000	2,484,103
Wells Fargo & Co.
2.600%, 7/22/20	5,377,000	5,452,805
2.402%, 10/31/23(a)(c)	8,390,000	8,538,931
TOTAL CORPORATE BONDS
(Cost $171,768,858) — 21.3%		173,924,788

MORTGAGE-BACKED SECURITIES — 25.1%
Fannie Mae Pool
3.170%, 8/1/18(d)	5,127,531	5,172,355
3.330%, 7/1/20	961,445	984,875
3.330%, 10/1/20	3,337,565	3,471,048
3.230%, 11/1/20	3,246,365	3,367,176
2.500%, 9/1/22	2,346,268	2,373,670
2.000%, 1/1/23	1,955,705	1,952,182
2.160%, 1/1/23	6,783,746	6,785,957
2.000%, 3/1/23	817,525	816,049
2.000%, 4/1/23	796,248	794,810
2.000%, 5/1/23	2,398,810	2,394,480
2.000%, 7/1/23	1,629,475	1,626,534
4.000%, 4/1/24	642,416	673,696
2.500%, 7/1/25	2,544,080	2,573,917
2.500%, 3/1/26	648,343	658,931
4.500%, 1/1/27(d)	1,162,864	1,190,817
2.100%, 12/1/27	2,100,993	2,037,652
5.970%, 1/1/40	677,525	797,393
5.970%, 1/1/40	522,922	615,438
5.100%, 12/1/40	460,545	510,590
3.000%, 8/15/42(f)	84,945,000	84,699,084
2.500%, 8/15/43(f)	7,590,000	7,308,252
Fannie Mae-Aces
Series 2015-M7, Class ASQ2,
1.550%, 4/25/18(d)	1,771,349	1,769,454
Series 2013-M14, Class A,
1.700%, 8/25/18(d)	3,087,630	3,089,375
Series 2015-M15, Class ASQ1,
0.849%, 1/25/19(d)	167,871	167,593
Series 2016-M2, Class ABV2,
2.131%, 1/25/23	3,080,435	3,041,514
Series 2016-M3, Class ASQ2,
2.263%, 2/25/23	4,145,000	4,145,153
Series 2014-M1, Class A1,
2.325%, 7/25/23(c)	1,406,374	1,413,281
Series 2016-M7, Class AV2,
2.157%, 10/25/23	9,610,000	9,423,787
Series 2014-M13, Class AB2,
2.951%, 8/25/24(c)	2,173,400	2,167,836
Series 2015-M11, Class A1,
2.097%, 4/25/25	2,306,436	2,303,778
Series 2016-M6, Class AB2,
2.395%, 5/25/26	4,655,000	4,516,160
Freddie Mac Gold Pool
4.500%, 8/1/18(d)	1,425,733	1,457,439
4.500%, 8/1/18(d)	2,120,927	2,168,093
4.500%, 8/1/20(d)	10,229,014	10,456,487
Freddie Mac Multifamily Structured Pass-Through Certificates
Series KF15, Class A,
1.665%, 2/25/23(a)(c)	11,205,205	11,254,194
Series KF17, Class A,
1.574%, 3/25/23(a)(c)	5,946,652	5,961,560
Freddie Mac REMICS
Series 3609, Class LA,
4.000%, 12/15/24(a)(d)	343,870	348,635
Series 4233, Class MD,
1.750%, 3/15/25(a)(d)	676,659	675,870
Ginnie Mae I Pool
2.140%, 8/15/23	1,930,376	1,899,476
2.730%, 6/15/32	8,015,090	7,788,303
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $205,269,043) — 25.1%		204,852,894

U.S. GOVERNMENT AND AGENCIES — 56.7%
United States Treasury Bond
3.000%, 2/15/47	44,855,000	46,270,714
United States Treasury Note
0.750%, 12/31/17(d)	12,965,000	12,939,005
0.875%, 3/31/18(d)	13,520,000	13,481,441
0.875%, 4/15/19	24,190,000	23,978,338
1.375%, 9/30/20	62,355,000	61,892,201
1.250%, 10/31/21	97,530,000	95,267,011
1.625%, 10/31/23	74,265,000	72,335,818
2.000%, 11/15/26	58,385,000	56,929,929
2.250%, 2/15/27	78,800,000	78,433,738
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $462,016,678) — 56.7%		461,528,195

SHORT-TERM INVESTMENTS — 4.2%
UMB Money Market Fiduciary, 0.010%	34,115,215	34,115,215

TOTAL SHORT-TERM INVESTMENTS
(Cost $34,115,215) — 4.2%		34,115,215

TOTAL INVESTMENTS
(Cost $899,938,137) — 110.7%		901,812,502

Liabilities less other assets — (10.7)%		(87,344,618)

TOTAL NET ASSETS — 100.0%
(equivalent to $31.64 per share; unlimited shares
of $1.00 par value capital shares authorized;
24,788,206 shares outstanding for Institutional Class;
equivalent to $31.63 per share; unlimited shares of
$1.00 par value capital shares authorized;
957,412 shares outstanding for Class Y)		$814,467,884

LLC — Limited Liability Company

LP — Limited Partnership

REMICS — Real Estate Mortgage Investment Conduits

(a)	Callable.

(b)	Rule 144A restricted security. Total value of these securities is $31,568,864 which represents 3.9% of total net assets of the Fund. Rule 144A restricted securities may be treated as liquid securities as long as the Advisor determines that an adequate trading market exists.

(c)	Variable, floating, or step rate security (presented at the current rate as of period end).

(d)	Security has been earmarked as commitment for to-be-announced securities.

(e)	Foreign security denominated in U.S. dollars.

(f)	To-be-announced security.

34	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2017

CORE PLUS BOND FUND (Continued)

FUTURES CONTRACTS

		Number of			Unrealized
		Contracts	Value at	Value at	Appreciation
Description	Expiration Date	Long (Short)	Trade Date	June 30, 2017	(Depreciation)
Euro-Bund Futures	September 2017	(105)	$(19,770,507)	$(19,413,303)	$357,204
TOTAL FUTURES CONTRACTS			$(19,770,507)	$(19,413,303)	$357,204

SWAP CONTRACTS

CREDIT DEFAULT SWAPS

			Rating of						Premiums	Unrealized
		Buy/Sell(g)	Reference Entity	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Exchange	Reference Entity	Protection	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(h)	Value(i)	(Received)	(Depreciation)
Intercontinental	CDX North America High	Sell	B1/B+	Receive	5.00%	6/20/2022	$7,060,000	$500,027	$442,281	$57,746
Exchange	Yield Index Series 28
TOTAL SWAP CONTRACTS							$7,060,000	$500,027	$442,281	$57,746

(g)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(h)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(i)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

JUNE 30, 2017	35

Scout Unconstrained Bond Fund
SUBFX — Institutional Class, SUBYX — Class Y

MARKET REVIEW (Unaudited)

The Bloomberg Barclays U.S. Aggregate Bond Index® returned -0.31% for the 12 months ending June 30, 2017. A sharp interest-rate increase resulted in a 3% loss for the broad bond market in the fourth quarter of 2016, overwhelming the remaining three quarters of positive performance. Investor sentiment readjusted quickly after the decline, however. Risk-asset valuations continued to rise and spreads continued to tighten well into 2017. The yield on the bellwether 10-Year Treasury Bond also improved, increasing from 1.46% on July 1, 2016 to 2.31% by June 30, 2017.1 Given the number of threats to fixed income security prices—from rising interest rates to falling oil prices to the choppy transition from monetary to fiscal stimulus—we viewed these moves as further evidence that bond investors have become desensitized to risk.

PORTFOLIO REVIEW

The Scout Unconstrained Bond Fund - Institutional (SUBFX) returned 2.15% for the fiscal year, outperforming the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index® return of 0.85%. Macro performance factors added to Fund performance due to our dynamic duration positioning as rates shifted during the period.

Performance was overwhelmingly positive at the sector level as well. Investment-grade and high-yield credit bolstered returns due to outperformance in the Fund’s energy holdings, while the government-related sector was buoyed by gains in quasi-sovereign energy holdings. Asset-backed securities (ABS) added to performance due to strength in the Fund’s home equity holdings. The Fund’s non-U.S. dollar holdings benefited from appreciation in the Mexican peso versus the U.S. dollar. In contrast, mortgage-backed securities (MBS) detracted from relative returns due to underperformance in the Fund’s agency pass-through holdings. Commercial mortgage-backed securities (CMBS) had a minimal impact on performance.

MARKET OUTLOOK

While tight spreads and high valuations suggest that the bond market has become desensitized to risk, we see landmines everywhere. Recent circumstances have confirmed our initial skepticism regarding the easy handoff from monetary to fiscal stimulus that was touted after President Trump’s election. The post-election spike in Treasury rates has faded, and healthcare legislation delays have had a domino effect, pushing back tax reform to later this year or even next. Deregulation is one area that may work in the administration’s favor and surprise on the upside, but its impact may fly under the radar. If fiscal stimulus continues to underwhelm, the risks increase that economic growth will stay muted.

In addition, we see significant risks from the current administration’s aggressive trade policy. If President Trump were to spark a trade war, the cost of his protectionist policies could work against any nominal improvement in domestic economic growth. If this were combined with disappointing growth or even contraction in China, which has shown indications of being overheated recently, global GDP growth could easily become depressed.

Global growth could also suffer from a monetary drag as central banks pull back on stimulus. The additional risk of the U.S. Federal Reserve (Fed) mislabeling the recent inflation slowdown as “transitory” and moving too far too fast could put them in the unenviable position of reversing the fledgling rate-hike cycle. With only four rate increases to reverse, the Fed does not have an overabundance of dry powder. In addition, if the Fed continues down the path of raising the front end of the yield curve, the danger of a flat or inverted curve increases, and inverted curves are almost always negative for spread sector performance.

Despite these concerns, normal volatility has yet to return to the bond market. Corporate spreads remain at near-historic tight levels, and yields on high-yield bonds have fallen to near-historic lows. This is inconsistent with the number of looming problems that we see, and so we remain cautious on the corporate sector broadly and skeptical of high-yield valuations in particular.

PORTFOLIO STRATEGY

Given that market risks have not been reflected appropriately in security valuations, the Fund remained defensive with an elevated weight in the Treasury sector. This positioning enabled greater stability of Fund returns, significant liquidity and additional flexibility to react to market opportunities. In the corporate sector, the Fund’s holdings were primarily focused in very short and higher-quality financials as well as industrials that offered better risk-adjusted opportunities relative to longer and lower-quality holdings. The Fund has minimal exposure to high-yield corporates due to their rich valuations and maintains its investment in multi-family agency holdings, which benefited from stable cash-flow characteristics. The Fund also maintained its modestly positive duration position as real interest rates declined slightly and remained at unattractive levels.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

[1]https://www.treasury.gov/resource-center/data-chart-center/interest-rates/Pages/TextView.aspx?data=yieldYear&year=2017

36	SCOUT FUNDS ANNUAL REPORT

Scout Unconstrained Bond Fund
SUBFX — Institutional Class, SUBYX — Class Y

OBJECTIVE & STRATEGY (Unaudited)

The Scout Unconstrained Bond Fund seeks to maximize total return consistent with the preservation of capital by investing in fixed income instruments.

PORTFOLIO MANAGEMENT TEAM

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Institutional Class

as of June 30, 2017

Class Y

as of June 30, 2017

Performance returns for the Scout Unconstrained Bond Fund and BofA Merrill Lynch® 3-Month LIBOR Constant Maturity Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The BofA Merrill Lynch® 3-Month LIBOR Constant Maturity Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. Published by the British Bankers’ Association, LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The Fund employs an unconstrained investment approach which creates considerable exposure to certain types of securities that present significant volatility in the Fund’s performance, particularly over short periods of time. The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same interest rate, inflation, issuer, maturity and credit risks that are associated with underlying fixed income securities owned by the Fund. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk.

Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives are subject to risks such as market risk, liquidity risk, interest rate risk, credit risk and management risk. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy. The use of leverage, derivatives, and short sales could accelerate losses to the Fund. These losses could exceed the amount originally invested.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

JUNE 30, 2017	37

Scout Unconstrained Bond Fund
SUBFX — Institutional Class, SUBYX — Class Y

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2017

				Since
	1 Year	3 Years	5 Years	Inception†
Scout Unconstrained Bond Fund – Institutional Class	2.15%	1.52%	3.45%	5.72%
BofA Merrill Lynch® 3-Month LIBOR Constant Maturity Index*	0.85%	0.50%	0.43%	0.43%

				Since
		1 Year	3 Years	Inception‡
Scout Unconstrained Bond Fund – Class Y		1.78%	1.21%	1.21%
BofA Merrill Lynch® 3-Month LIBOR Constant Maturity Index*		0.85%	0.50%	0.42%

†	Inception – September 29, 2011.

‡	Inception – December 31, 2012.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. For the fiscal year ended June 30, 2016, the gross expense ratios for the Institutional Class and Class Y were 0.82% and 1.11%, respectively (as disclosed in the most recent Prospectus), compared to the June 30, 2017, gross expense ratios of 0.80% and 1.09%, respectively.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 30, 2017, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2017. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)
Institutional Class

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/12	$11.62	$0.69	$0.03	$12.75
12/31/13	11.84	0.18	0.02	13.17
12/31/14	11.24	0.12	—	12.69
12/31/15	11.17	0.06	—	12.68
12/31/16	11.70	0.12	—	13.33
6/30/17(a)	11.83	0.07	—	13.53
Class Y
		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/12	$11.62	$—	$—	$11.62
12/31/13	11.83	0.17	0.02	12.02
12/31/14	11.23	0.09	—	11.51
12/31/15	11.17	0.01	—	11.46
12/31/16	11.76	0.03	—	12.08
6/30/17(a)	11.88	0.05	—	12.25

(a)	Six months only. Distributions typically are declared every business day and accumulated dividends are distributed monthly. Capital gain distributions typically occur in December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

Scout
Unconstrained
Bond
Average Maturity	2.7 years
Average Duration	1.2 years
30-Day SEC Yield — Institutional Class**
(Unsubsidized/Subsidized)	0.70%/1.00%
30-Day SEC Yield — Class Y**
(Unsubsidized/Subsidized)	0.43%/0.70%
Number of Holdings	77
Total Net Assets (in millions, all share classes)	$1,573.57
Institutional Class Inception Date	9/29/2011
Class Y Inception Date	12/31/2012

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

**	30-Day SEC Yield is computed under an SEC standardized formula and is an annualized yield based on the most recent trailing 30-day period. Subsidized yields reflect fee waivers in effect. Without such waivers, yields would be reduced. Unsubsidized yields do not reflect fee waivers in effect. A negative 30-Day SEC Yield occurs when accrued expenses of the past 30 days exceed the income collected during the past 30 days. The Fund’s actual distribution rate will differ from the SEC yield, and any income distributions from the Fund may be higher or lower than the SEC yield.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

38	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2017

UNCONSTRAINED BOND FUND

	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 3.5%
Bank of The West Auto Trust
Series 2014-1, Class A3,
1.090%, 3/15/19(a)(b)	$2,299,531	$2,298,747
Series 2015-1, Class A3,
1.310%, 10/15/19(a)(b)	3,669,829	3,667,778
Chase Issuance Trust
Series 2016-A7, Class A7,
1.060%, 9/16/19(a)(c)	13,890,000	13,880,874
Countrywide Asset-Backed Certificates
Series 2006-S10, Class A3,
1.536%, 10/25/36(a)(d)	1,910,003	1,735,282
Series 2007-S3, Class A2,
1.466%, 5/25/37(a)(d)	448,788	447,642
GSAA Trust
Series 2006-S1, Class 1A1,
1.536%, 1/25/37(a)(d)	1,203,620	372,211
Hertz Vehicle Financing II LP
Series 2015-2A, Class A,
2.020%, 9/25/19(a)(b)	9,455,000	9,419,572
Home Equity Loan Trust
Series 2003-HS3, Class A2A,
1.496%, 8/25/33(a)(d)	1,990	1,963
Series 2006-HSA2, Class AI3,
5.550%, 3/25/36(a)(d)	4,299,486	2,421,488
Hyundai Auto Receivables Trust
Series 2016-B, Class A2,
1.120%, 10/15/19(a)	16,006,968	15,981,869
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-S1, Class A2,
1.836%, 1/25/36(a)(b)(d)	432,721	432,197
SunTrust Auto Receivables Trust
Series 2015-1A, Class A3,
1.420%, 9/16/19(a)(b)(c)	3,865,060	3,864,662
TOTAL ASSET-BACKED SECURITIES
(Cost $54,359,207) — 3.5%		54,524,285

CORPORATE BONDS — 22.2%
Abbott Laboratories
2.350%, 11/22/19	7,075,000	7,128,190
AIG Global Funding
1.781%, 7/2/20(b)(d)	4,770,000	4,775,629
Ally Financial, Inc.
3.250%, 11/5/18	9,325,000	9,438,765
American Express Credit Corp.
1.700%, 10/30/19(a)	5,500,000	5,470,355
2.600%, 9/14/20(a)	6,435,000	6,528,964
AT&T, Inc.
3.200%, 3/1/22(a)	8,460,000	8,563,212
Bank of America Corp.
2.600%, 1/15/19	6,625,000	6,687,388
Bank of America N.A.
1.650%, 3/26/18	6,905,000	6,909,564
1.750%, 6/5/18	7,415,000	7,424,840
2.050%, 12/7/18	2,635,000	2,647,213
Becton, Dickinson and Co.
2.133%, 6/6/19	4,855,000	4,862,375
2.404%, 6/5/20	6,700,000	6,710,820
Capital One N.A.
1.650%, 2/5/18(a)	6,925,000	6,922,161
2.350%, 8/17/18(a)	3,800,000	3,815,287
Caterpillar Financial Services Corp.
1.403%, 12/6/18(d)	17,925,000	17,924,964
Citigroup, Inc.
1.800%, 2/5/18	9,850,000	9,857,466
CNH Industrial Capital, LLC
3.875%, 7/16/18	2,740,000	2,785,210
Continental Airlines 2007-1 Class A Pass-Through Trust
5.983%, 10/19/23	1,856,341	2,041,975
Credit Suisse A.G.
1.750%, 1/29/18(e)	4,195,000	4,197,270
1.700%, 4/27/18(e)	8,500,000	8,499,422
Daimler Finance North America, LLC
2.000%, 8/3/18(b)	5,945,000	5,960,154
1.750%, 10/30/19(b)	5,150,000	5,116,551
2.300%, 1/6/20(b)	8,650,000	8,677,663
Energy Transfer Partners LP
4.050%, 3/15/25(a)	6,392,000	6,417,664
Ford Motor Credit Co., LLC
2.875%, 10/1/18	15,510,000	15,663,782
2.551%, 10/5/18	5,690,000	5,727,452
2.943%, 1/8/19	8,500,000	8,609,242
2.425%, 6/12/20	8,440,000	8,437,291
Goldman Sachs Group, Inc.
2.750%, 9/15/20(a)	2,750,000	2,783,132
IPALCO Enterprises, Inc.
5.000%, 5/1/18(a)	12,850,000	13,058,812
JPMorgan Chase & Co.
2.750%, 6/23/20(a)	5,485,000	5,576,649
1.771%, 3/9/21(a)(d)	24,075,000	24,070,835
Metropolitan Life Global Funding I
1.350%, 9/14/18(b)	14,300,000	14,247,419
New York Life Global Funding
1.450%, 12/15/17(b)(c)	5,210,000	5,207,077
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 5/1/21	3,532,486	3,912,228
Philip Morris International, Inc.
2.000%, 2/21/20	8,800,000	8,818,779
Reliance Standard Life Global Funding II
2.500%, 1/15/20(b)	4,550,000	4,557,489
Sherwin-Williams Co.
2.250%, 5/15/20	3,895,000	3,903,713
Toyota Motor Credit Corp.
1.439%, 12/24/18(d)	18,750,000	18,746,831
U.S. Airways 2010-1 Class A Pass-Through Trust
6.250%, 10/22/24	5,375,354	5,980,082
U.S. Airways 2012-1 Class A Pass-Through Trust
5.900%, 4/1/26	2,900,912	3,249,022
UBS A.G.
1.800%, 3/26/18(e)	10,900,000	10,917,516

(Continued on next page)

JUNE 30, 2017	39

SCHEDULE OF INVESTMENTS
June 30, 2017

UNCONSTRAINED BOND FUND (Continued)

	Principal
	Amount	Value

CORPORATE BONDS (Continued)
UnitedHealth Group, Inc.
1.900%, 7/16/18	$6,500,000	$6,523,907
Wells Fargo & Co.
2.550%, 12/7/20	6,005,000	6,073,865
2.402%, 10/31/23(a)(d)	13,305,000	13,541,177
TOTAL CORPORATE BONDS
(Cost $345,688,493) — 22.2%		348,969,402

MORTGAGE-BACKED SECURITIES — 5.8%
Fannie Mae Pool
1.235%, 10/1/19(d)	16,465,000	16,473,331
3.000%, 8/15/42(f)	27,440,000	27,360,561
Fannie Mae-Aces
Series 2014-M6, Class FA,
1.285%, 12/25/17(d)	568,806	568,589
Series 2013-M9, Class ASQ2,
1.825%, 6/25/18	10,228,000	10,229,862
Series 2015-M15, Class ASQ1,
0.849%, 1/25/19(c)	306,966	306,458
Series 2016-M1, Class ASQ1,
1.374%, 2/25/21(a)	2,187,675	2,176,614
Series 2014-M1, Class A1,
2.325%, 7/25/23(d)	5,314,234	5,340,333
Freddie Mac Multifamily Structured Pass-Through Certificates
Series KF15, Class A, 1.665%,
2/25/23(a)(d)	21,550,185	21,644,402
Series KF17, Class A, 1.574%,
3/25/23(a)(d)	7,880,307	7,900,063
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $92,104,603) — 5.8% .		92,000,213
U.S. GOVERNMENT AND AGENCIES — 58.5%
United States Treasury Note
0.500%, 7/31/17	133,975,000	133,944,703
0.625%, 8/31/17	105,770,000	105,703,894
0.625%, 9/30/17	104,125,000	104,009,421
0.750%, 12/31/17(c)	74,940,000	74,789,745
0.875%, 3/31/18(c)	32,615,000	32,521,982
1.250%, 10/31/21	236,745,000	231,251,806
2.000%, 12/31/21	63,230,000	63,686,963
1.875%, 2/28/22	31,265,000	31,302,862
2.375%, 5/15/27	143,330,000	144,236,992
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $922,721,164) — 58.5%		921,448,368

SHORT-TERM INVESTMENTS — 11.7%
UMB Money Market Fiduciary, 0.010%	183,863,582	183,863,582

TOTAL SHORT-TERM INVESTMENTS
(Cost $183,863,582) — 11.7%		183,863,582

TOTAL INVESTMENTS
(Cost $1,598,737,049) — 101.7%		1,600,805,850

Liabilities less other assets — (1.7)%		(27,237,673)

TOTAL NET ASSETS — 100.0%
(equivalent to $11.83 per share; unlimited shares
of $1.00 par value capital shares authorized;
124,742,539 shares outstanding for Institutional Class;
equivalent to $11.88 per share; unlimited shares of
$1.00 par value capital shares authorized;
8,288,467 shares outstanding for Class Y)		$1,573,568,177

LLC — Limited Liability Company

LP — Limited Partnership

(a)	Callable.

(b)	Rule 144A restricted security. Total value of these securities is $68,224,938 which represents 4.3% of total net assets of the Fund. Rule 144A restricted securities may be treated as liquid securities as long as the Advisor determines that an adequate trading market exists.

(c)	Security has been earmarked as commitment for to-be-announced securities.

(d)	Variable, floating, or step rate security (presented at the current rate as of period end).

(e)	Foreign security denominated in U.S. dollars.

(f)	To-be-announced security.

40	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2017

UNCONSTRAINED BOND FUND (Continued)

FUTURES CONTRACTS

		Number of			Unrealized
		Contracts	Value at	Value at	Appreciation
Description	Expiration Date	Long (Short)	Trade Date	June 30, 2017	(Depreciation)
Euro-Bund Futures	September 2017	(950)	$(178,989,466)	$(175,644,170)	$3,345,296
TOTAL FUTURES CONTRACTS			$(178,989,466)	$(175,644,170)	$3,345,296

SWAP CONTRACTS
CREDIT DEFAULT SWAPS

			Rating of						Premiums	Unrealized
		Buy/Sell(g)	Reference Entity	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Exchange	Reference Entity	Protection	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(h)	Value(i)	(Received)	(Depreciation)
Intercontinental	CDX North America High	Sell	B1/B+	Receive	5.00%	6/20/2022	$29,130,000	$2,063,142	$1,904,171	$158,971
Exchange	Yield Index Series 28
TOTAL SWAP CONTRACTS							$29,130,000	$2,063,142	$1,904,171	$158,971

(g)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(h)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(i)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

JUNE 30, 2017	41

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2017
(in thousands except per share data)

				Low Duration
	International	Mid Cap	Small Cap	Bond
	Fund	Fund	Fund	Fund

ASSETS:
Investments, at cost	$843,341	$1,216,898	$159,790	$48,632
Investments, at value	$1,191,907	$1,446,331	$240,992	$48,562
Cash	831	701	495	—
Receivables:
Investments sold	—	8,803	1,859	—
Fund shares sold	128	797	34	—
Dividends	6,270	1,054	86	—
Interest	17	10	—	205
Due from Advisor(a)	—	—	—	1
Prepaid and other assets	20	22	17	11
Total assets	1,199,173	1,457,718	243,483	48,779
LIABILITIES:
Payables:
Investments purchased	—	18,107	1,197	—
Fund shares redeemed	11,875	1,407	76	2
Accrued investment advisory fees	780	906	151	—
Accrued transfer agent and related service fees and expenses	189	208	29	8
Accrued custody fees	30	11	3	1
Accrued administration and fund accounting fees	28	31	5	1
Accrued administrative fees	51	58	10	2
Accrued auditing fees	22	22	22	22
Accrued pricing fees	5	1	—	4
Other accrued expenses	122	110	19	3
Total liabilities	13,102	20,861	1,512	43
NET ASSETS	$1,186,071	$1,436,857	$241,971	$48,736
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$751,520	$1,111,126	$140,624	$48,846
Accumulated:
Net investment income (loss)	1,735	300	—	(5)
Net realized gain on investments, foreign currency transactions and swap contracts	84,236	95,998	20,145	(35)
Net unrealized appreciation (depreciation) on:
Investments	348,566	229,433	81,202	(70)
Foreign currency translations	14	—	—	—
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$1,186,071	$1,436,857	$241,971	$48,736
Capital Shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited
SHARES ISSUED AND OUTSTANDING	51,101	79,326	9,027	4,851
NET ASSET VALUE PER SHARE	$23.21	$18.11	$26.81	$10.05

(a)	Represents amounts due to the Fund from the Advisor, due to Total Annual Fund Operating Expenses exceeding the contractual expense cap in place for each respective Fund. (Note 2.(a))

See accompanying Notes to Financial Statements.

42	SCOUT FUNDS ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2017
(in thousands except per share data)

		Core	Unconstrained
	Core Bond	Plus Bond	Bond
	Fund	Fund	Fund

ASSETS:
Investments, at cost	$182,092	$899,938	$1,598,737
Investments, at value	$182,640	$901,813	$1,600,806
Cash	—	152	—
Cash at brokers deposited as margin for open futures contracts and/or segregated as collateral for open swap contracts	—	675	4,302
Cash at custodian segregated as collateral for to-be-announced securities and/or as margin for open futures contracts	—	319	1,565
Receivables:
Investments sold	24,413	92,751	27,573
Fund shares sold	—	1,079	5,447
Premiums paid on open swap contracts	—	442	1,904
Variation margin on open futures contracts	—	35	332
Interest	759	3,349	3,836
Prepaid and other assets	20	28	29
Total assets	207,832	1,000,643	1,645,794
LIABILITIES:
Payables:
Variation margin on open swap contracts	—	425	1,832
Investments purchased	38,739	185,009	59,790
Fund shares redeemed	68	203	9,813
Dividends	—	163	—
Accrued investment advisory fees	12	145	390
Accrued transfer agent and related service fees and expenses	23	63	143
Accrued custody fees	3	8	12
Accrued administration and fund accounting fees	4	18	35
Accrued administrative fees	7	33	64
Accrued auditing fees	22	22	22
Accrued pricing fees	3	4	2
Accrued distribution fees	8	32	49
Accrued shareholder servicing fees	1	3	—
Other accrued expenses	8	47	74
Total liabilities	38,898	186,175	72,226
NET ASSETS	$168,934	$814,468	$1,573,568
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$171,459	$827,610	$1,607,762
Accumulated:
Net investment loss	—	(638)	190
Net realized loss on investments, foreign currency transactions, forward contracts, futures contracts and swap contracts	(3,073)	(14,794)	(39,961)
Net unrealized appreciation on:
Investments	548	1,875	2,069
Futures contracts	—	357	3,345
Foreign currency translations	—	—	4
Swap contracts	—	58	159
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$168,934	$814,468	$1,573,568
Capital Shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited
Shares issued and outstanding:
Institutional Class	14,635	24,788	124,743
Class Y	225	957	8,288
TOTAL SHARES ISSUED AND OUTSTANDING	14,860	25,745	133,031
NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS	$11.37	$31.64	$11.83
NET ASSET VALUE PER SHARE — CLASS Y	$11.37	$31.63	$11.88

JUNE 30, 2017	43

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2017
(in thousands)

	International	Mid Cap		Small Cap
	Fund	Fund		Fund

INVESTMENT INCOME:
Dividend income	$35,037 (a)	$19,310	(a)	$1,395
Interest income	109	51		—
Total investment income	35,146	19,361		1,395
EXPENSES:
Investment advisory fees	10,204	10,265		1,597
Administration and fund accounting fees	351	354		57
Transfer agent and related service fees and expenses	2,014	1,907		331
Custody fees	186	66		11
Auditing fees	44	28		28
Federal and state registration fees	60	43		23
Reports to shareholders	137	106		24
Administrative fees	644	648		104
Insurance fees	26	23		3
Directors’ fees	77	79		13
Distribution fees	—	—		—
Shareholder servicing fees	—	—		—
Pricing expenses	29	11		8
Other expenses	211	114		22
Total expenses before waiver	13,983	13,644		2,221
Waiver of fees and/or other expenses assumed by Advisor	—	—		—
Net expenses	13,983	13,644		2,221
Net investment income (loss)	21,163	5,717		(826)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,FOREIGN CURRENCY, FORWARD CONTRACTS, FUTURES CONTRACTS AND SWAP CONTRACTS:
Net realized gain (loss) on:
Investments	212,777	170,049		21,034
Foreign currency transactions	(1,037)	—		—
Forward contracts	—	—		—
Futures contracts	—	—		—
Swap contracts	—	—		—
Net increase (decrease) in unrealized appreciation/depreciation on:
Investments	(8,963)	93,669		36,720
Foreign currency translations	325	—		—
Futures contracts	—	—		—
Swap contracts	—	—		—
Net realized and unrealized gain (loss) on investments, foreign currency, forward contracts, future contracts and swap contracts	203,102	263,718		57,754
Net increase (decrease) in net assets resulting from operations	$224,265	$269,435		$56,928

(a)	Net of foreign tax withholding of (in thousands) $3,282 and $6, respectively.

See accompanying Notes to Financial Statements.

44	SCOUT FUNDS ANNUAL REPORT

Low Duration		Core	Unconstrained
Bond	Core Bond	Plus Bond	Bond
Fund	Fund	Fund	Fund

$—	$—	$—	$—
766	3,325	15,460	20,875
766	3,325	15,460	20,875

145	781	3,587	9,237
13	52	240	411
59	199	605	1,432
10	17	48	67
28	28	28	28
22	34	48	67
4	10	25	72
24	96	439	754
1	4	17	25
3	12	56	94
—	8	169	297
—	4	91	—
49	30	35	24
8	26	89	143
366	1,301	5,477	12,651
(173)	(507)	(1,630)	(4,597)
193	794	3,847	8,054
573	2,531	11,613	12,821

33	(742)	(1,885)	16,685
—	—	(58)	(275)
—	—	679	2,022
—	—	(2,717)	(3,463)
38	88	1,759	5,193

(258)	(3,466)	(16,781)	(9,753)
—	—	1	6
—	—	2,599	9,035
—	(58)	(473)	(1,020)

(187)	(4,178)	(16,876)	18,430
$386	$(1,647)	$(5,263)	$31,251

JUNE 30, 2017	45

STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)

	International Fund
	For the	For the
	Year Ended	Year Ended
	June 30, 2017	June 30, 2016

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$21,163	$36,153
Net realized gain (loss) on investments, foreign currency transactions and swap contracts	211,740	538,431
Net increase (decrease) in unrealized appreciation/depreciation on investments and foreign currencies translations	(8,638)	(899,742)
Net increase (decrease) in net assets resulting from operations	224,265	(325,158)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(21,855)	(43,420)
Net realized gain on securities	(178,101)	(598,526)
Total distributions to shareholders	(199,956)	(641,946)
CAPITAL SHARE TRANSACTIONS:
Shares sold	89,419	154,841
Shares issued for reinvestment of distributions	191,438	596,860
Redemption fees	—	—
Shares redeemed	(603,354)	(3,075,299)
Net increase (decrease) from capital share transactions	(322,497)	(2,323,598)
Net increase (decrease) in net assets	(298,188)	(3,290,702)
NET ASSETS:
Beginning of period	1,484,259	4,774,961
End of period	$1,186,071	$1,484,259
Accumulated net investment income (loss)	1,735	2,241
TRANSACTIONS IN SHARES:
Shares sold	3,937	5,778
Shares reinvested	9,219	26,108
Shares redeemed	(26,321)	(109,343)
Net increase (decrease)	(13,165)	(77,457)

See accompanying Notes to Financial Statements.

46	SCOUT FUNDS ANNUAL REPORT

Mid Cap Fund		Small Cap Fund		Low Duration Bond Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016

$5,717	$18,497	$(826)	$(680)	$573	$547
170,049	(22,423)	21,034	14,131	71	48

93,669	31,225	36,720	(27,982)	(258)	240
269,435	27,299	56,928	(14,531)	386	835

(5,660)	(15,463)	—	—	(667)	(608)
(23,066)	(99,754)	(9,177)	(29,639)	—	—
(28,726)	(115,217)	(9,177)	(29,639)	(667)	(608)

275,358	216,825	23,421	17,218	5,885	13,388
25,509	101,042	8,913	29,048	635	608
—	—	—	—	—	—
(397,184)	(522,006)	(35,743)	(53,275)	(5,357)	(13,644)
(96,317)	(204,139)	(3,409)	(7,009)	1,163	352
144,392	(292,057)	44,342	(51,179)	882	579

1,292,465	1,584,522	197,629	248,808	47,854	47,275
$1,436,857	$1,292,465	$241,971	$197,629	$48,736	$47,854
300	1,166	—	(1)	(5)	10

16,183	14,816	936	775	585	1,335
1,520	7,136	382	1,364	63	60
(24,205)	(35,054)	(1,506)	(2,273)	(532)	(1,356)
(6,502)	(13,102)	(188)	(134)	116	39

JUNE 30, 2017	47

STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)

	Core Bond Fund		Core Plus Bond Fund		Unconstrained Bond Fund
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,531	$3,348	$11,613	$14,697	$12,821	$26,648
Net realized gain (loss) on investments, foreign currency transactions, forward contracts, futures contracts and swap contracts	(654)	4,857	(2,222)	16,666	20,162	25,424
Net increase (decrease) in unrealized appreciation/depreciation on investments, forward contracts, futures contracts and swap contracts	(3,524)	3,842	(14,654)	13,978	(1,732)	1,845
Net increase (decrease) in net assets resulting from operations	(1,647)	12,047	(5,263)	45,341	31,251	53,917
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Institutional Class	(3,156)	(3,498)	(13,399)	(12,828)	(14,623)	(11,188)
Class Y	(37)	(45)	(781)	(759)	(832)	—
Net realized gain on securities:
Institutional Class	(4,146)	—	(19,296)	(10,803)	—	—
Class Y	(63)	—	(1,508)	(719)	—	—
Total distributions to shareholders	(7,402)	(3,543)	(34,984)	(25,109)	(15,455)	(11,188)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Shares sold	37,722	34,723	184,300	346,503	562,802	437,961
Shares issued for reinvestment of distributions	6,943	3,277	25,793	19,085	13,971	10,638
Shares redeemed	(73,695)	(52,524)	(233,425)	(178,801)	(397,526)	(684,024)
Net increase (decrease) from capital share transactions	(29,030)	(14,524)	(23,332)	186,787	179,247	(235,425)
Class Y:
Shares sold	333	1,352	33,193	52,632	87,759	47,003
Shares issued for reinvestment of distributions	100	45	2,189	1,438	805	—
Shares redeemed	(1,387)	(1,554)	(82,859)	(30,732)	(83,123)	(218,189)
Net increase (decrease) from capital share transactions	(954)	(157)	(47,477)	23,338	5,441	(171,186)
Net increase (decrease) from capital share transactions	(29,984)	(14,681)	(70,809)	210,125	184,688	(406,611)
Net increase (decrease) in net assets	(39,033)	(6,177)	(111,056)	230,357	200,484	(363,882)
NET ASSETS:
Beginning of period	207,967	214,144	925,524	695,167	1,373,084	1,736,966
End of period	$168,934	$207,967	$814,468	$925,524	$1,573,568	$1,373,084
Accumulated net investment income (loss)	—	51	(638)	(284)	190	932
TRANSACTIONS IN SHARES:
Institutional Class:
Shares sold	3,278	2,994	5,707	10,793	47,895	38,392
Shares reinvested	616	283	823	600	1,189	924
Shares redeemed	(6,426)	(4,545)	(7,338)	(5,583)	(33,804)	(60,267)
Net increase (decrease)	(2,532)	(1,268)	(808)	5,810	15,280	(20,951)
Class Y:
Shares sold	28	116	1,014	1,630	7,437	4,143
Shares reinvested	9	4	70	45	68	—
Shares redeemed	(120)	(135)	(2,597)	(961)	(7,029)	(19,358)
Net increase (decrease)	(83)	(15)	(1,513)	714	476	(15,215)
Net increase (decrease)	(2,615)	(1,283)	(2,321)	6,524	15,756	(36,166)

See accompanying Notes to Financial Statements.

48	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT INTERNATIONAL FUND

	For the Years Ended June 30,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$23.10	$33.69	$37.81	$33.52	$29.24

Income from investment operations:
Net investment income	0.37 (a)	0.56	0.65	0.50	0.44
Net realized and unrealized gain (loss) on securities	3.50	(3.41)	(1.59)	4.29	4.49

Total from investment operations	3.87	(2.85)	(0.94)	4.79	4.93

Distributions from:
Net investment income	(0.42)	(0.59)	(0.60)	(0.50)	(0.65)
Net realized gain on securities	(3.34)	(7.15)	(2.58)	—	—

Total distributions	(3.76)	(7.74)	(3.18)	(0.50)	(0.65)

Net asset value, end of period	$23.21	$23.10	$33.69	$37.81	$33.52

Total return	18.80%	(7.89)%	(2.22)%	14.30%	16.86%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,186	$1,484	$4,775	$8,580	$9,202
Ratio of expenses to average net assets	1.06%	1.05%	1.02%	1.01%	1.01%
Ratio of net investment income to average net assets	1.61%	1.38%	1.48%	1.23%	1.39%
Portfolio turnover rate	20%	23%	17%	12%	31%

(a)	Based on average shares outstanding for the period.

SCOUT MID CAP FUND

	For the Years Ended June 30,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$15.06	$16.02	$18.79	$15.75	$13.25

Income from investment operations:
Net investment income	0.07 (a)	0.21	0.03	— (b)	0.14
Net realized and unrealized gain on securities	3.35	0.13	0.30	3.99	2.67

Total from investment operations	3.42	0.34	0.33	3.99	2.81

Distributions from:
Net investment income	(0.07)	(0.17)	(0.02)	— (b)	(0.11)
Net realized gain on securities	(0.30)	(1.13)	(3.08)	(0.95)	(0.20)

Total distributions	(0.37)	(1.30)	(3.10)	(0.95)	(0.31)

Net asset value, end of period	$18.11	$15.06	$16.02	$18.79	$15.75

Total return	22.93%	2.69%	2.42%	25.75%	21.53%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,437	$1,292	$1,585	$2,538	$1,601
Ratio of expenses to average net assets:
Net of reimbursements	1.03%	1.04%	1.04%	1.02%	1.07%
Ratio of net investment income to average net assets:
Net of reimbursements	0.43%	1.34%	0.17%	0.01%	0.97%
Portfolio turnover rate	87%	161%	158%	134%	127%

(a)	Based on average shares outstanding for the period.

(b)	Resulted in less than $0.005 per share.

See accompanying Notes to Financial Statements.

JUNE 30, 2017	49

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT SMALL CAP FUND

	For the Years Ended June 30,
	2017		2016	2015	2014	2013

Net asset value, beginning of period	$21.45		$26.61	$24.49	$20.55	$15.82

Income from investment operations:
Net investment income (loss)	(0.09	)(a)	(0.07)	(0.07)	(0.04)	0.02
Net realized and unrealized gain (loss) on securities	6.52		(1.55)	2.37	3.98	4.77

Total from investment operations	6.43		(1.62)	2.30	3.94	4.79

Distributions from:
Net investment income	—		—	—	—	(0.06)
Net realized gain on securities	(1.07)		(3.54)	(0.18)	—	—

Total distributions	(1.07)		(3.54)	(0.18)	—	(0.06)

Net asset value, end of period	$26.81		$21.45	$26.61	$24.49	$20.55

Total return	30.70%		(6.01)%	9.44%	19.17%	30.39%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$242		$198	$249	$251	$244
Ratio of expenses to average net assets	1.04%		1.13%	1.12%	1.12%	1.13%
Ratio of net investment income (loss) to average net assets	(0.39)%		(0.32)%	(0.27)%	(0.15)%	0.14%
Portfolio turnover rate	25%		16%	22%	17%	23%

(a)	Based on average shares outstanding for the period.

See accompanying Notes to Financial Statements.

50	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT LOW DURATION BOND FUND (Fund Inception August 29, 2012)

					For the
	For the Years Ended June 30,				Period Ended
	2017	2016	2015	2014	June 30, 2013

Net asset value, beginning of period	$10.11	$10.07	$10.12	$10.02	$10.00

Income from investment operations:
Net investment income	0.12 (a)	0.11	0.11	0.10	0.14
Net realized and unrealized gain (loss) on securities	(0.04)	0.05	(0.01)	0.14	0.02

Total from investment operations	0.08	0.16	0.10	0.24	0.16

Distributions from:
Net investment income	(0.14)	(0.12)	(0.13)	(0.13)	(0.14)
Net realized gain on securities	—	—	(0.02)	(0.01)	—	(b)

Total distributions	(0.14)	(0.12)	(0.15)	(0.14)	(0.14)

Net asset value, end of period	$10.05	$10.11	$10.07	$10.12	$10.02

Total return	0.78%	1.60%	1.01%	2.38%	1.60	%(c)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$49	$48	$47	$27	$34
Ratio of expenses to average net assets:
Net of waivers	0.40%	0.40%	0.40%	0.40%	0.40	%(d)
Before waivers	0.76%	0.92%	1.03%	0.97%	1.73	%(d)
Ratio of net investment income to average net assets:
Net of waivers	1.18%	1.07%	1.10%	1.02%	1.49	%(d)
Before waivers	0.82%	0.55%	0.47%	0.45%	0.15	%(d)
Portfolio turnover rate	82%	94%	69%	170%	121	%(c)

(a)	Based on average shares outstanding for the period.

(b)	Resulted in less than $0.005 per share.

(c)	Not Annualized.

(d)	Annualized.

See accompanying Notes to Financial Statements.

JUNE 30, 2017	51

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE BOND FUND — INSTITUTIONAL CLASS

	For the Years Ended June 30,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$11.90	$11.42	$11.50	$11.41	$11.61

Income from investment operations:
Net investment income	0.15 (a)	0.18	0.14	0.15	0.13
Net realized and unrealized gain (loss) on securities	(0.24)	0.49	(0.07)	0.15	0.01

Total from investment operations	(0.09)	0.67	0.07	0.30	0.14

Distributions from:
Net investment income	(0.19)	(0.19)	(0.15)	(0.17)	(0.15)
Net realized gain on securities	(0.25)	—	—	(0.04)	(0.19)

Total distributions	(0.44)	(0.19)	(0.15)	(0.21)	(0.34)

Net asset value, end of period	$11.37	$11.90	$11.42	$11.50	$11.41

Total return	(0.71)%	6.00%	0.61%	2.65%	1.20%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$166	$204	$210	$219	$259
Ratio of expenses to average net assets:
Net of waivers	0.40%	0.40%	0.40%	0.40%	0.40%
Before waivers	0.66%	0.62%	0.61%	0.62%	0.64%
Ratio of net investment income to average net assets:
Net of waivers	1.30%	1.62%	1.21%	1.32%	1.13%
Before waivers	1.04%	1.40%	1.00%	1.10%	0.89%
Portfolio turnover rate	390%	453%	158%	636%	607%

(a) Based on average shares outstanding for the period.

SCOUT CORE BOND FUND — CLASS Y

	For the Years Ended June 30,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$11.90	$11.42	$11.50	$11.40	$11.61

Income from investment operations:
Net investment income	0.10 (a)	0.15	0.10	0.11	0.10
Net realized and unrealized gain (loss) on securities	(0.24)	0.49	(0.07)	0.16	— (b)

Total from investment operations	(0.14)	0.64	0.03	0.27	0.10

Distributions from:
Net investment income	(0.14)	(0.16)	(0.11)	(0.13)	(0.12)
Net realized gain on securities	(0.25)	—	—	(0.04)	(0.19)

Total distributions	(0.39)	(0.16)	(0.11)	(0.17)	(0.31)

Net asset value, end of period	$11.37	$11.90	$11.42	$11.50	$11.40

Total return	(1.09)%	5.63%	0.24%	2.34%	0.83%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3	$4	$4	$4	$6
Ratio of expenses to average net assets:
Net of waivers	0.79%	0.75%	0.76%	0.79%	0.71%
Before waivers	0.97%	0.97%	0.97%	1.01%	0.95%
Ratio of net investment income to average net assets:
Net of waivers	0.91%	1.27%	0.85%	0.93%	0.82%
Before waivers	0.73%	1.05%	0.64%	0.71%	0.58%
Portfolio turnover rate	390%	453%	158%	636%	607%

(a)	Based on average shares outstanding for the period.

(b)	Resulted in less than $0.005 per share.

See accompanying Notes to Financial Statements.

52	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE PLUS BOND FUND — INSTITUTIONAL CLASS

	For the Years Ended June 30,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$32.98	$32.27	$32.30	$31.94	$33.03

Income from investment operations:
Net investment income	0.42 (a)	0.60	0.39	0.49	0.55
Net realized and unrealized gain (loss) on securities	(0.51)	1.14	(0.01)	0.44	0.35

Total from investment operations	(0.09)	1.74	0.38	0.93	0.90

Distributions from:
Net investment income	(0.52)	(0.56)	(0.38)	(0.44)	(0.56)
Net realized gain on securities	(0.73)	(0.47)	(0.03)	(0.13)	(1.43)

Total distributions	(1.25)	(1.03)	(0.41)	(0.57)	(1.99)

Net asset value, end of period	$31.64	$32.98	$32.27	$32.30	$31.94

Total return	(0.18)%	5.53%	1.19%	2.94%	2.64%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$784	$844	$638	$448	$430
Ratio of expenses to average net assets:
Net of waivers	0.40%	0.40%	0.40%	0.40%	0.40%
Before waivers	0.59%	0.55%	0.56%	0.57%	0.59%
Ratio of net investment income to average net assets:
Net of waivers	1.32%	1.87%	1.22%	1.53%	1.65%
Before waivers	1.13%	1.72%	1.06%	1.36%	1.46%
Portfolio turnover rate	433%	480%	187%	663%	604%

(a)	Based on average shares outstanding for the period.

SCOUT CORE PLUS BOND FUND — CLASS Y

	For the Years Ended June 30,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$32.97	$32.27	$32.29	$31.94	$33.03

Income from investment operations:
Net investment income	0.30 (a)	0.48	0.26	0.38	0.48
Net realized and unrealized gain (loss) on securities	(0.51)	1.14	(0.01)	0.43	0.31

Total from investment operations	(0.21)	1.62	0.25	0.81	0.79

Distributions from:
Net investment income	(0.39)	(0.45)	(0.24)	(0.33)	(0.45)
Net realized gain on securities	(0.74)	(0.47)	(0.03)	(0.13)	(1.43)

Total distributions	(1.13)	(0.92)	(0.27)	(0.46)	(1.88)

Net asset value, end of period	$31.63	$32.97	$32.27	$32.29	$31.94

Total return	(0.57)%	5.16%	0.79%	2.54%	2.30%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$30	$82	$57	$102	$54
Ratio of expenses to average net assets:
Net of waivers	0.78%	0.74%	0.80%	0.78%	0.75%
Before waivers	0.91%	0.89%	0.96%	0.95%	0.94%
Ratio of net investment income to average net assets:
Net of waivers	0.94%	1.53%	0.82%	1.15%	1.30%
Before waivers	0.81%	1.38%	0.66%	0.98%	1.11%
Portfolio turnover rate	433%	480%	187%	663%	604%

(a) Based on average shares outstanding for the period.

See accompanying Notes to Financial Statements.

JUNE 30, 2017	53

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT UNCONSTRAINED BOND FUND — INSTITUTIONAL CLASS

	For the Years Ended June 30,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$11.70	$11.32	$11.65	$11.70	$11.02

Income from investment operations:
Net investment income	0.10 (a)	0.21	0.08	0.04	0.24
Net realized and unrealized gain (loss) on securities	0.15	0.27	(0.29)	0.01	1.15

Total from investment operations	0.25	0.48	(0.21)	0.05	1.39

Distributions from:
Net investment income	(0.12)	(0.10)	(0.12)	(0.03)	(0.23)
Net realized gain on securities	—	—	—	(0.07)	(0.48)

Total distributions	(0.12)	(0.10)	(0.12)	(0.10)	(0.71)

Net asset value, end of period	$11.83	$11.70	$11.32	$11.65	$11.70

Total return	2.15%	4.28%	(1.77)%	0.44%	12.72%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,475	$1,281	$1,477	$1,806	$420
Ratio of expenses to average net assets:
Net of waivers	0.50%	0.50%	0.50%	0.50%	0.59%
Before waivers	0.80%	0.82%	0.81%	0.84%	0.96%
Ratio of net investment income to average net assets:
Net of waivers	0.86%	1.88%	0.79%	0.40%	1.36%
Before waivers	0.56%	1.56%	0.48%	0.06%	0.99%
Portfolio turnover rate	370%	615%	116%	422%	140%

(a)	Based on average shares outstanding for the period.

SCOUT UNCONSTRAINED BOND FUND — CLASS Y (Class Inception December 31, 2012)

					For the
	For the Years Ended June 30,				Period Ended
	2017	2016	2015	2014	June 30, 2013

Net asset value, beginning of period	$11.75	$11.30	$11.64	$11.71	$11.62

Income from investment operations:
Net investment income	0.07 (a)	0.13	0.03	0.01	0.11
Net realized and unrealized gain (loss) on securities	0.14	0.32	(0.27)	— (b)	0.09

Total from investment operations	0.21	0.45	(0.24)	0.01	0.20

Distributions from:
Net investment income	(0.08)	—	(0.10)	(0.01)	(0.11)
Net realized gain on securities	—	—	—	(0.07)	—

Total distributions	(0.08)	—	(0.10)	(0.08)	(0.11)

Net asset value, end of period	$11.88	$11.75	$11.30	$11.64	$11.71

Total return	1.78%	3.98%	(2.05)%	0.12%	1.68	%(c)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$99	$92	$260	$555	$125
Ratio of expenses to average net assets:
Net of waivers	0.80%	0.79%	0.80%	0.78%	0.77	%(d)
Before waivers	1.09%	1.11%	1.11%	1.12%	1.17	%(d)
Ratio of net investment income (loss) to average net assets:
Net of waivers	0.56%	1.59%	0.49%	0.12%	0.84	%(d)
Before waivers	0.27%	1.27%	0.18%	(0.22)%	0.44	%(d)
Portfolio turnover rate	370%	615%	116%	422%	140	%(c)

(a)	Based on average shares outstanding for the period.

(b)	Resulted in less than $0.05 per share.

(c)	Not Annualized.

(d)	Annualized.

See accompanying Notes to Financial Statements.

54	SCOUT FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

June 30, 2017

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Scout Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently consists of the following seven diversified portfolios: Scout International Fund (“International” or “International Fund”), Scout Mid Cap Fund (“Mid Cap” or “Mid Cap Fund”), Scout Small Cap Fund (“Small Cap” or “Small Cap Fund”), Scout Low Duration Bond Fund (“Low Duration Bond” or “Low Duration Bond Fund”), Scout Core Bond Fund (“Core Bond” or “Core Bond Fund”), Scout Core Plus Bond Fund (“Core Plus Bond” or “Core Plus Bond Fund”), and Scout Unconstrained Bond Fund (“Unconstrained Bond” or “Unconstrained Bond Fund”) (individually referred to as a “Fund,” or collectively as the “Funds”). The Funds’ investment objectives are as follows:

Fund	Investment Objective
International	Long-term growth of capital and income
Mid Cap	Long-term growth of capital
Small Cap	Long-term growth of capital
Low Duration Bond	High level of total return consistent with the preservation of capital
Core Bond	High level of total return consistent with the preservation of capital
Core Plus Bond	High level of total return consistent with the preservation of capital
Unconstrained Bond	Maximize total return consistent with the preservation of capital

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Security Valuations — Each security owned by a Fund that is listed on an exchange, except the NASDAQ National Market® and NASDAQ Capital Market® exchanges, is valued at its last sale price on that exchange on the date when Fund assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the security is traded. NASDAQ National Market® and NASDAQ Capital Market® securities will be valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP will be based on the last trade price if it falls within the concurrent best bid and asked prices and will be normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If an exchange is open for trading on a day but there are no sales, the security is valued at the mean between the last current closing bid and asked prices. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued by using an evaluated bid price furnished by an independent pricing service, which may use matrix and valuation models as necessary to formulate its prices. Short-term instruments maturing within 60 days may be valued at amortized cost. Swaps, such as credit default swaps, interest rate swaps and currency swaps, are valued by an independent pricing service. In the absence of an evaluated bid price from an independent pricing service for a debt security (other than short-term instruments maturing within 60 days) or swap, or when a Fund buys a when-issued security or a mortgage-backed security and the security is not yet being priced by a pricing service, the securities will be valued at their fair value as determined in good faith by Scout Investments, Inc. (the “Advisor”) implementing procedures adopted by, and under the supervision of, the Board of Trustees of the Trust (the “Board”).

Options are valued at the mean between the current bid and asked prices. Futures contracts are valued at the last reported sale price at valuation time on the exchange on which they are traded. Foreign equity securities or debt securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service.All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of 4:00 p.m. Eastern Standard Time . Foreign forward currency contracts are valued at the mean between the bid and asked exchange rates. Rights and warrants are generally valued at the last sale price at the close of the exchange on which the security is principally traded. Redeemable securities issued by open-end investment companies are valued on any given business day using the respective closing Net Asset Values (“NAVs”) of such companies for purchase and/or redemption orders placed on that day. Restricted securities will generally be priced at fair value in accordance with the procedures adopted by the Board. If any short positions are maintained by the Funds, including short positions in options and futures contracts, they shall be valued in accordance with the same methodologies and procedures with respect to equity investments.

A Fund will also value a security at fair value when significant events that materially affect the security’s price occur after the last available market price and before the Fund calculates its NAV.

The Funds’ fair value pricing of securities traded on foreign exchanges utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The Funds may rely on the third-party pricing service’s prices to reflect events materially affecting the values of the Funds’ foreign investments during the period between the close of foreign markets and the close of regular trading on the New York Stock Exchange (“NYSE”). In certain circumstances, if events occur that materially affect the values of the Funds’ foreign investments, the third-party pricing services will provide revised values to the Funds. The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices.

In the event that a fair valuation determination is necessary with respect to a security or other asset of the Funds for which a market quotation is not readily available or is unreliable, the Advisor’s Valuation Committee shall consider all appropriate factors relevant to the value of the security or other asset and shall determine the method of arriving at the fair value thereof. Generally, any member of the Advisor’s Valuation Committee can make the valuation determination with consent of another voting member of the Advisor’s Valuation Committee that is not on the Fund team affected, but, if feasible, should involve a member of fund accounting and the Fund manager. As a general principle, the “fair value” of a security or other asset should be the amount that the Fund might reasonably expect to realize upon the current sale of the security or other asset. Valuation policies and procedures are reviewed annually by the Advisor’s Valuation Committee. Quarterly, the Board analyzes fair valued securities utilized in the Funds during the period as well as reviews the independent third party fair valuation analysis report.

(Continued on next page)

JUNE 30, 2017	55

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2017

Various inputs are used in determining the value of a Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.); or

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used, as of June 30, 2017, in valuing the Funds’ assets:

International:	Level 1	Level 2	Level 3	Total
Investments
Common Stocks(a)	$1,167,906,868	$—	$—	$1,167,906,868
Short-Term Investments	24,000,000	—	—	24,000,000
Total Investments	$1,191,906,868	$—	$—	$1,191,906,868

Mid Cap:	Level 1	Level 2	Level 3	Total
Investments
Common Stocks(a)	$1,428,331,342	$—	$—	$1,428,331,342
Short-Term Investments	18,000,000	—	—	18,000,000
Total Investments	$1,446,331,342	$—	$—	$1,446,331,342

Small Cap:	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$240,991,893	$—	$—	$240,991,893

Low Duration Bond:	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$—	$1,137,794	$—	$1,137,794
Commercial Mortgage-Backed Securities	—	4,426,110	—	4,426,110
Corporate Bonds	—	29,783,606	—	29,783,606
Mortgage-Backed Securities	—	10,118,075	—	10,118,075
U.S. Government and Agencies	—	1,842,549	—	1,842,549
Short-Term Investments	1,253,997	—	—	1,253,997
Total Investments	$1,253,997	$47,308,134	$—	$48,562,131

Core Bond:	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$—	$3,144,241	$—	$3,144,241
Commercial Mortgage-Backed Securities	—	2,475,548	—-	2,475,548
Corporate Bonds	—	37,127,151	—	37,127,151
Mortgage-Backed Securities	—	57,435,445	—	57,435,445
U.S. Government and Agencies	—	74,687,087	—	74,687,087
Short-Term Investments	7,770,536	—	—	7,770,536
Total Investments	$7,770,536	$174,869,472	$—	$182,640,008

56	SCOUT FUNDS ANNUAL REPORT

Core Plus Bond:	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$—	$16,102,636	$—	$16,102,636
Commercial Mortgage-Backed Securities	—	11,288,774	—	11,288,774
Corporate Bonds	—	173,924,788	—	173,924,788
Mortgage-Backed Securities	—	204,852,894	—	204,852,894
U.S. Government and Agencies	—	461,528,195	—	461,528,195
Short-Term Investments	34,115,215	—	—	34,115,215
Total Investments	$34,115,215	$867,697,287	$—	$901,812,502

Other Financial Instruments(b)
Futures Contracts	$357,204	$—	$—	$357,204
Swap Contracts	—	500,027	—	500,027
Total Other Financial Instruments	$357,204	$500,027	$—	$857,231

Unconstrained Bond:	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$—	$54,524,285	$—	$54,524,285
Corporate Bonds	—	348,969,402	—	348,969,402
Mortgage-Backed Securities	—	92,000,213	—	92,000,213
U.S. Government and Agencies	—	921,448,368	—	921,448,368
Short-Term Investments	183,863,582	—	—	183,863,582
Total Investments	$183,863,582	$1,416,942,268	$—	$1,600,805,850

Other Financial Instruments(b)
Futures Contracts	$3,345,296	$—	$—	$3,345,296
Swap Contracts	—	2,063,142	—	2,063,142
Total Other Financial Instruments	$3,345,296	$2,063,142	$—	$5,408,438

(a)	For a detailed break-out of common stocks by sector or country classification, please refer to the Schedule of Investments.

(b)	Other financial instruments are derivative instruments, such as forward contracts, futures contracts and swap contracts.

The Funds did not hold any Level 3 investments during the period ended June 30, 2017. It is the Funds’ policy to recognize transfers between Levels at the end of the period. As of June 30, 2017 the International Fund held all Level 1 securities. As of June 30, 2016, the International Fund held some Level 2 securities due to the Fund performing a fair value adjustment. A security’s classification as Level 1 or Level 2 within the International Fund can move on a daily basis throughout the year depending on whether or not the Fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the Fund calculates it’s NAV. Per the Funds’ Pricing and Fair Value Determination Procedures, if the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs.

The following is a reconciliation of transfers between Levels from June 30, 2016 to June 30, 2017, represented by recognizing the June 30, 2017 market value of securities classified as Level 2 as of June 30, 2016 that transferred hierarchies to Level 1 as of June 30, 2017:

International
Transfers into Level 1	$736,455,573
Transfers out of Level 1	—

Net transfers in (out) of Level 1	$736,455,573

Transfers into Level 2	$—
Transfers out of Level 2	(736,455,573)

Net transfers in (out) of Level 2	$(736,455,573)

(Continued on next page)

JUNE 30, 2017	57

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017

(b)	Derivatives — The following disclosure provides certain information about the Funds’ derivative and hedging activities. See Notes 6 and 7 regarding other derivative information.

i.	Forward currency contracts — The Low Duration Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into forward currency contracts (“forward contracts”) for hedging (such as to hedge the impact of adverse changes in the relationships between the US$ and various foreign currencies), including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging, or for any other lawful purpose consistent with their investment objectives. Forward contracts are agreements between two parties to exchange different currencies at a specified rate at an agreed upon future date. The fair value of a forward contract fluctuates with changes in currency exchange rates. Outstanding forward contracts are valued daily at current forward rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the forward contract was opened and the value at the time it was closed.

The risks to the Funds of entering into forward contracts include the inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets.

Details of open forward contracts, if any, at period end are included in the Schedules of Investments under the caption “Forward Contracts.”

ii.	Credit default swap contracts — The Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into credit default swap agreements to enhance the Funds’ returns, increase liquidity, manage the duration of the Funds’ portfolios and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a relatively efficient way. The credit default swap agreement may have as a reference obligation one or more securities that are or are not currently held by a Fund. The Funds may enter into credit default swap agreements either as a buyer or seller. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional amount of the swap contract (“Maximum Payout Amount”). Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Interest paid to or by the Funds is accrued daily and included in realized gain (loss) on swap agreements. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swap agreements, including accruals of periodic amounts of interest to be paid or received is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts.

Credit default swaps sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty credit risk and credit risk of the issuer.

In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. The Fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. Segregated collateral for swap contracts is presented in the Statements of Assets and Liabilities.

58	SCOUT FUNDS ANNUAL REPORT

Details of swap contracts, if any, at period end are included in the Schedules of Investments under the caption “Swap Contracts.”

iii.	Futures contracts — The Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into futures contracts (“Futures”), including interest rate, bond, U.S. Treasury and fixed income index Futures, as a hedge against movements in the equity and bond markets in order to establish more definitively the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the Commodity Exchange Act, including as a means to gain or reduce exposure to a reference instrument without actually buying or selling it.

When a Fund enters into Futures, it must deliver to an account controlled by the futures commission merchant (“FCM”) an amount referred to as “initial margin.” Initial margin requirements are determined by the respective exchanges on which the Futures are traded and the FCM.

Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the Futures. The account is marked-to-market daily and the unrealized gains or losses are recorded as variation margin and monitored by the Advisor and custodian on a daily basis. When Futures are closed out, the Fund recognizes a realized gain or loss.

The risks of entering into Futures include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instrument. The purchase of Futures involves the risk that the Fund could lose more than the amount invested in Futures. Margin for Futures is presented in the Statements of Assets and Liabilities.

Details of Futures, if any, at period end are included in the Schedules of Investments under the caption “Futures Contracts.”

For the year ended June 30, 2017, the average of month-end derivative positions were as follows:

	Low Duration	Core	Core Plus	Unconstrained
	Bond	Bond	Bond	Bond
Forward currency contracts purchased (U.S. Dollar amounts)	$—	$ N/A	$676,665	$3,643,855
Forward currency contracts sold (U.S. Dollar amounts)	—	N/A	—	—
Futures contracts long position (number of contracts)	—	—	43	137
Futures contracts short position (number of contracts)	—	—	187	983
Credit default swap contracts (Notional amount in U.S. Dollars)	$205,385	$943,846	$12,626,154	$31,551,538

For the year ended June 30, 2017, the total number of derivative contracts entered into were as follows:

	Low Duration	Core	Core Plus	Unconstrained
	Bond	Bond	Bond	Bond
Forward currency contracts purchased	—	N/A	1	3
Forward currency contracts sold	—	N/A	—	—
Futures contracts long position	—	—	550	4,125
Futures contracts short position	—	—	450	9,380
Credit default swap contracts	2	—	5	9

(c)	To-Be-Announced Securities — The Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into to-be-announced securities.

A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. The Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund. As a purchaser of a TBA, the Fund will segregate or “earmark” cash or cash equivalent securities in accordance with procedures adopted by the Board equal to the value of the TBA, marked-to-market daily in accordance with pertinent SEC positions. As a seller of a TBA, the Fund will segregate or “earmark” in accordance with procedures adopted by the Board the equivalent deliverable security up to the obligation required to be delivered. Earmarked commitment for to-be-announced securities is presented in the Schedule of Investments. Earmarked commitments for TBAs, if any, are presented in the Schedule of Investments.

(d)	Security Transactions and Related Investment Income — Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Realized gains and losses on investments and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.

(e)	Foreign Currency and Risk — Amounts denominated in, or expected to settle in, foreign currencies (“FCs”) are translated into United States dollars (“US$”) at rates provided by an independent pricing service on the following basis:

i.	Assets and liabilities — at the closing rate of exchange as of 4:00 p.m. Eastern Standard Time on June 30, 2017.

ii.	Purchases and sales of investment securities, income and expenses — at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

(Continued on next page)

JUNE 30, 2017	59

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments on the Statements of Operations.

Reported net realized foreign currency gains or losses arise from sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in the exchange rate.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

(f)	Federal Income Taxes — The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

Management of the Funds has analyzed all open tax years for all major jurisdictions, which the Funds consider to be its federal income tax filings. The open tax years include the current year plus the prior three tax years, or all years for those Funds which have been in existence fewer than three years. As of and during the year ended June 30, 2017 the Funds did not record a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of June 30, 2017, the following Funds had net capital loss carryovers:

	Low Duration	Unconstrained
(in thousands)	Bond	Bond
Not subject to expiration:
Short-term	$—	$—
Long-term	35	36,571
	$35	$36,571

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended June 30, 2017, the Small Cap and Unconstrained Bond Funds utilized (in thousands) $313 and $27,394, respectively, of their capital loss carryovers.

The Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period under the Regulated Investment Company Modernization Act of 2010. However, any losses incurred during those post-enactment years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of June 30, 2017, the Core Bond and Core Plus Bond Funds had (in thousands) $3,014 and $13,609, respectively, of post-October capital losses which are deferred until July 1, 2017 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

As of June 30, 2017, the Low Duration Bond and Core Plus Bond Funds had (in thousands) $5 and $417, respectively, of qualified late-year ordinary losses which are deferred until fiscal year 2018 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

(g)	Distributions to Shareholders — Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from GAAP. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

(h)	Amortization — Discounts and premiums on securities purchased are amortized over the life of the respective securities.

( i )	Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

( j )	Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

(k)	Multiple Share Classes – Bond Funds — The Core Bond, Core Plus Bond and Unconstrained Bond Funds each offer two classes of shares (Institutional Class and Class Y). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

60	SCOUT FUNDS ANNUAL REPORT

(l)	Segregation and Collateralization — In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments.

2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(a)	Investment Advisory Fees — The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the “Agreement”) with the Advisor. Each of the Funds were subject to fees at the following annual rates under the Agreement for the period from July 1, 2016 through June 30, 2017:

International — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

Mid Cap — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

Small Cap — 0.75% of the first $1 billion of average daily net assets and 0.65% of average daily net assets over $1 billion.

Low Duration Bond — 0.30% of average daily net assets.

Core Bond and Core Plus Bond — 0.40% of the respective Fund’s average daily net assets.

Unconstrained Bond — 0.60% of the first $3 billion of average daily net assets and 0.55% of average daily net assets over $3 billion.

The Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 30, 2017 for the Mid Cap and Low Duration Bond Funds to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees and non-routine expenses and, with respect to the Low Duration Bond Fund, excluding any short sale dividend and interest expenses) do not exceed 1.40% and 0.40%, respectively, of each Fund’s average daily net assets. Effective October 31, 2016, the Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 30, 2017 for the Core Bond and Core Plus Bond Funds to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) do not exceed 0.40% of the average daily net assets of the Institutional Class shares of the Funds and 0.80% of the average daily net assets of the Class Y shares of the Funds. Prior to October 31, 2016, the Advisor had agreed to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 30, 2016 for the Core Bond and Core Plus Bond Funds to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, non-routine expenses, Rule 12b-1 fees, shareholder servicing fees, and short sale dividend and interest expenses) did not exceed 0.40% of each Fund’s average daily net assets. The Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 30, 2017 for the Unconstrained Bond Fund to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) do not exceed 0.50% of the average daily net assets of the Institutional Class shares and 0.80% of the average daily net assets of the Class Y shares. After their expiration date, the Trust’s Board and the Advisor may agree to continue, modify or terminate the expense limitation arrangements.

Under the expense limitation agreements described above, if Total Annual Fund Operating Expenses would fall below the current expense limit, the Advisor may cause a Fund’s expenses to remain at the current expense limit while it is reimbursed for fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed during the three years following the end of the fiscal year in which the Advisor waived fees or assumed expenses for the Fund, provided that such reimbursement will not cause a Fund to exceed any applicable expense limit that was in place when the fees were waived or expenses assumed.

The following table presents fee and/or expense waivers eligible for reimbursement to the Advisor as well as reimbursement (waiver) activity as of June 30, 2017:

	Low Duration	Core	Core Plus	Unconstrained
(in thousands)	Bond	Bond	Bond	Bond
Eligible for Reimbursement:
6/30/15	$(252)	$(480)	$(1,035)	$(6,385)
6/30/16	(264)	(461)	(1,223)	(4,590)
6/30/17	(173)	(507)	(1,630)	(4,597)
Total Eligible for Reimbursement	$(689)	$(1,448)	$(3,888)	$(15,572)

(b)	Administrative Fees — The Trust, on behalf of the Funds, has entered into an Administrative Services Agreement with the Advisor for administrative services the Advisor provides to the Funds.

For the period from July 1, 2016 through June 30, 2017, each of the Funds were subject to a fee, payable monthly, at the following annual rates based on the aggregate average daily net assets of the Funds – 0.05% of the Funds’ first $5 billion of aggregate average daily net assets, 0.04% of the Funds’ next $1 billion of aggregate average daily net assets, 0.03% of the Funds’ next $1 billion of aggregate average daily net assets, 0.02% of the Funds’ next $1 billion of aggregate average daily net assets, and 0.01% of the Funds’ aggregate average daily net assets in excess of $8 billion.

The fees are allocated proportionately between the Funds each month based on their share of the Funds’ aggregate assets.

(Continued on next page)

JUNE 30, 2017	61

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017

(c)	Administration and Fund Accounting Fees — The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement (the “Agreement”) with UMB Fund Services, Inc. (“UMBFS”), an affiliate of the Advisor.

For the period from July 1, 2016 through June 30, 2017, each of the Funds were subject to a fee at the following annual rates based on the aggregate average daily net assets of the Funds – 0.04% of the Funds’ first $1.25 billion of aggregate average daily net assets, 0.03% of the Funds’ next $1.25 billion of aggregate average daily net assets, and 0.02% of the Funds’ aggregate average daily net assets in excess of $2.5 billion. The fees are allocated proportionately between the Funds each month based on their share of the Funds’ aggregate assets.

The Funds are subject to a minimum fee calculated by multiplying the number of funds in the Trust by $70,000 per fund. Minimum fees are allocated proportionately between the Funds each month based on their share of the Funds’ aggregate assets, subject to an annual escalation equal to an increase in the Consumer Price Index.

(d)	Transfer Agent Fees — UMBFS also serves as the Funds’ transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

(e)	Custodian Fees — UMB Bank, n.a. (the “Bank”), an affiliate of the Advisor, serves as the Funds’ custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

(f)	Director Fees — Certain of the Trustees and Officers of the Trust are Trustees and Officers of one or more of the above affiliates. Each Trustee, other than those affiliated with the Advisor, will receive an annual retainer of $70,000, plus reimbursement of related expenses. In addition, the independent chair will receive an annual retainer of $26,000 and each committee chair will receive an annual retainer of $10,000. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

(g)	Related Party Transactions — The Funds may invest in the UMB Money Market Fiduciary, which acts as a bank deposit that provides interest income for short-term investment purposes. This investment vehicle is not publicly traded on open markets. UMB Bank, n .a. is an affiliate of the Advisor .

3.	DISTRIBUTION PLAN, SHAREHOLDER SERVICING PLAN AND SUB-TRANSFER AGENT FEES

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act on behalf of the Class Y shares of the Core Bond, Core Plus Bond and Unconstrained Bond Funds (the “12b-1 Plans”). Pursuant to the 12b-1 Plans, each Fund pays a monthly fee of 0.25% per annum of the average daily net assets of each such Fund’s respective Class Y shares to the Distributor, various brokers, dealers or other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds. For the year ended June 30, 2017, the Core Bond, Core Plus Bond and Unconstrained Bond Funds incurred (in thousands) $8, $169, and $297, respectively, under the 12b-1 Plans.

The Trust has adopted a shareholder servicing plan on behalf of the Class Y shares of the Core Bond and Core Plus Bond Funds (the “Shareholder Servicing Plan”). Pursuant to the Shareholder Servicing Plan, each Fund pays a fee, as directed by the Advisor, of up to 0.15% on an annual basis of the average daily net asset value of the Class Y shares of a Fund to the various brokers, dealers and other financial intermediaries who provide certain shareholder services to shareholders of the Funds, including establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions and providing other recordkeeping and administrative services. For the year ended June 30, 2017, the Core Bond and Core Plus Bond Funds incurred (in thousands) $4 and $91, respectively, under the Shareholder Servicing Plan.

Shares of the Scout Funds serviced through financial intermediaries are subject to asset-based fees payable for recordkeeping and shareholder services provided by those intermediaries. The Funds are authorized to pay an annual fee of up to 0.15% or 0.10%, or an annual fee of $5.00 per account, depending on the share class and account type. With respect to the Class Y shares of the Core Bond and Core Plus Bond Funds, the payment for these fees is made through the Shareholder Servicing Plan, as described above. These fees are included within the “Transfer agent and related service fees and expenses” line items in the Statements of Assets and Liabilities and Statements of Operations.

4.	INVESTMENT TRANSACTIONS

The aggregate amount of security transactions during the year ended June 30, 2017, excluding short-term investments, were as follows:

	Other than
	U.S. Government	U.S. Government
Fund (in thousands)	Securities	Securities
International:
Purchases	$252,197	$—
Sales	747,993	—
Mid Cap:
Purchases	1,144,058	—
Sales	1,266,564	—
Small Cap:
Purchases	53,043	—
Sales	65,365	—
Low Duration Bond:
Purchases	29,093	12,353
Sales/Maturity proceeds	19,049	21,469
Core Bond:
Purchases	28,202	747,844
Sales/Maturity proceeds	42,952	740,439
Core Plus Bond:
Purchases	146,269	3,957,045
Sales/Maturity proceeds	147,181	3,904,515
Unconstrained Bond:
Purchases	276,447	4,913,110
Sales/Maturity proceeds	249,054	4,756,141

62	SCOUT FUNDS ANNUAL REPORT

5.	FEDERAL TAX INFORMATION

At June 30, 2017, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

				Low Duration		Core Plus	Unconstrained
(in thousands)	International	Mid Cap	Small Cap	Bond	Core Bond	Bond	Bond
Unrealized appreciation	$380,815	$244,909	$91,435	$75	$1,245	$5,540	$4,946
Unrealized depreciation	(58,380)	(33,244)	(9,942)	(145)	(756)	(4,493)	(2,922)
Net unrealized appreciation (depreciation)	$322,435	$211,665	$81,493	$(70)	$489	$1,047	$2,024
Cost of securities on a tax basis	$869,472	$1,234,666	$159,499	$48,632	$182,151	$900,766	$1,598,782

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the years ended June 30, 2017 and 2016 were as follows:

	International		Mid Cap		Small Cap		Low Duration Bond
	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2017	2016	2017	2016	2017	2016	2017	2016
Distributions paid from:
Ordinary Income	$21,855	$43,420	$6,621	$15,463	$140	$—	$667	$608
Net long-term capital gains	178,101	598,526	22,105	99,754	9,037	29,639	—	—
Total distributions paid	$199,956	$641,946	$28,726	$115,217	$9,177	$29,639	$667	$608

	Core Bond		Core Plus Bond		Unconstrained Bond
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2017	2016	2017	2016	2017	2016
Distributions paid from:
Ordinary Income	$7,402	$3,543	$34,896	$22,545	$15,455	$11,188
Net long-term capital gains	—	—	88	2,564	—	—
Total distributions paid	$7,402	$3,543	$34,984	$25,109	$15,455	$11,188

As of June 30, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

				Low Duration		Core Plus	Unconstrained
(in thousands)	International	Mid Cap	Small Cap	Bond	Core Bond	Bond	Bond
Undistributed ordinary income	$5,816	$37,382	$200	$—	$—	$—	$349
Undistributed long-term capital gains	106,286	76,684	19,654	—	—	—	—
Tax accumulated earnings	112,102	114,066	19,854	—	—	—	349
Accumulated capital and other losses	—	—	—	(40)	(3,014)	(14,189)	(36,571)
Unrealized appreciation (depreciation) on investments	322,435	211,665	81,493	(70)	489	1,047	2,024
Unrealized appreciation on foreign currency	14	—	—	—	—	—	4
Total accumulated earnings (deficit)	$434,551	$325,731	$101,347	$(110)	$(2,525)	$(13,142)	$(34,194)

(Continued on next page)

JUNE 30, 2017	63

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017

6.	OTHER DERIVATIVE INFORMATION

At June 30, 2017, the Funds have invested in derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

		Asset Derivatives			Liability Derivatives
		Statement of Assets	Fair Value		Statement of Assets	Fair Value
	Risk Exposure Category	and Liabilities Location	Amount		and Liabilities Location	Amount

Core Plus Bond (in thousands)	Credit contracts	Premium paid on open swap contracts	$442			$—
		Unrealized appreciation on open swap contracts	58	(a)		—
	Interest rate contracts	Variation margin	35			—
	Total		$535			$—

Unconstrained Bond (in thousands)	Credit contracts	Premium paid on open swap contracts	$1,904			$—
		Unrealized appreciation on open swap contracts	159	(a)		—
	Interest rate contracts	Variation margin	332			—
	Total		$2,395			$—

(a)	The amount reflected on the Statement of Assets and Liabilities is only the unsettled variation margin receivable/payable.

For the year ended June 30, 2017, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

			Net Realized Gain	Net Increase (Decrease)
			(Loss) on	in Unrealized Appreciation/
			Derivatives	Depreciation on
			Recognized	Derivatives Recognized
	Risk Exposure Category	Derivative Instrument	in Income	in Income

Low Duration Bond (in thousands)	Credit contracts	Swap contracts	$38	$—
	Total		$38	$—

Core Bond (in thousands)	Credit contracts	Swap contracts	$88	$(58)
	Total		$88	$(58)

Core Plus Bond (in thousands)	Foreign exchange contracts	Forward contracts	$679	$—
	Interest rate contracts	Futures contracts	(2,717)	2,599
	Credit contracts	Swap contracts	1,759	(473)
	Total		$(279)	$2,126

Unconstrained Bond (in thousands)	Foreign exchange contracts	Forward contracts	$2,022	$—
	Interest rate contracts	Futures contracts	(3,463)	9,035
	Credit contracts	Swap contracts	5,193	(1,020)
	Total		$3,752	$8,015

See Note 1(b) regarding derivative financial instruments.

64	SCOUT FUNDS ANNUAL REPORT

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

Financial Accounting Standards Board Accounting Standards Update 2011-11, Disclosures about Offsetting Assets and Liabilities requires an entity that has financial instruments that are either 1) offset or 2) subject to an enforceable master netting arrangement or similar agreement to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. As of June 30, 2017, the Funds did not hold any financial or derivative instruments that are offset or subject to enforceable master netting agreements (or related arrangements).

8.	DISCLOSURE FOR INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT)

Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

9.	NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

10.	SUBSEQUENT EVENTS

Management has evaluated the Funds’ related events and transactions that occurred after year end through the date of issuance of the Funds’ financial statements. On April 20, 2017, UMB Financial Corporation (“UMB”) announced that it signed a definitive agreement to sell Scout Investments, Inc. (“Scout”) to Carillon Tower Advisers, Inc. (“CTA”) (the “Transaction”). Scout is a wholly owned subsidiary of UMB and the investment adviser to the Scout Funds (the “Scout Trust” and its series, the “Scout Funds”). As a part of the Transaction, the parties agreed to seek to reorganize the Scout Funds (each, a “Target Fund and collectively, the “Target Funds”) into the Carillon Series Trust (the “Carillon Trust”). At an in-person meeting held on May 24-25, 2017, the Board of Trustees of the Scout Trust (the “Scout Funds Board”) approved the proposed reorganizations of the Target Funds into newly created series of the Carillon Trust (the “Carillon Funds”), which are to be advised by CTA and sub-advised by Scout upon completion of the Transaction.

The reorganizations are not expected to change the manner in which each Fund is managed. Each of the reorganizations is conditioned on the closing of the Transaction, which is expected to occur in the fourth quarter of 2017, subject to requisite shareholder and regulatory approvals. In addition, before any of the reorganizations can occur, it would need to be approved by the shareholders of the Target Fund. The Transaction itself is contingent on the approval of the reorganizations by shareholders of each Target Fund other than the Scout Low Duration Bond Fund, as well as the satisfaction of other closing conditions.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

(Continued on next page)

JUNE 30, 2017	65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Scout Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Scout Funds (the “Funds”) comprising Scout International Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout Low Duration Bond Fund, Scout Core Bond Fund, Scout Core Plus Bond Fund, and Scout Unconstrained Bond Fund as of June 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Kansas City, Missouri
August 28, 2017

66	SCOUT FUNDS ANNUAL REPORT

EXPENSE EXAMPLES

June 30, 2017 (Unaudited)

As a shareholder of the Scout Funds, you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual Expenses

The first line of the following table under each Fund’s name titled “Actual” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the following table under each Fund’s name titled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	1/1/17-
Fund	1/1/17	6/30/17	Ratio	6/30/17*
International:
Actual	$1,000.00	$1,124.00	1.0410%	$5.48
Hypothetical .	1,000.00	1,019.84	1.0410	5.21
Mid Cap:
Actual	1,000.00	1,092.20	1.0181	5.28
Hypothetical	1,000.00	1,019.95	1.0181	5.10
Small Cap:
Actual	1,000.00	1,153.60	1.0327	5.51
Hypothetical	1,000.00	1,019.88	1.0327	5.17
Low Duration Bond:
Actual	1,000.00	1,009.10	0.4000	1.99
Hypothetical	1,000.00	1,023.02	0.4000	2.01
Core Bond - Institutional Class:
Actual	1,000.00	1,020.50	0.3999	2.00
Hypothetical	1,000.00	1,023.02	0.3999	2.01
Core Bond - Class Y:
Actual	1,000.00	1,018.40	0.7998	4.00
Hypothetical	1,000.00	1,021.03	0.7998	4.01
Core Plus Bond - Institutional Class:
Actual	1,000.00	1,022.10	0.3998	2.00
Hypothetical	1,000.00	1,023.02	0.3998	2.01
Core Plus Bond - Class Y:
Actual	1,000.00	1,020.10	0.8089	4.05
Hypothetical	1,000.00	1,020.99	0.8089	4.05
Unconstrained Bond - Institutional Class:
Actual	1,000.00	1,016.80	0.5000	2.50
Hypothetical	1,000.00	1,022.52	0.5000	2.51
Unconstrained Bond - Class Y:
Actual	1,000.00	1,014.40	0.8002	4.00
Hypothetical	1,000.00	1,021.03	0.8002	4.01

*Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the six month period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the six month period).

(Continued on next page)

JUNE 30, 2017	67

OTHER INFORMATION

June 30, 2017 (Unaudited)

Approval of Investment Advisory Agreement

In February 2017, the Scout Funds Board of Trustees renewed the Investment Advisory Agreement with Scout Investments, Inc. (the “Advisor”) for the Scout International Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout Low Duration Bond Fund, Scout Core Bond Fund, Scout Core Plus Bond Fund and Scout Unconstrained Bond Fund (the “Funds”). The independent Trustees’ counsel had sent to the Advisor requests detailing the information that the independent Trustees wished to receive in connection with their consideration of the renewal of the agreement. The independent Trustees met with their independent counsel, as well as an independent consultant engaged by the independent Trustees to assist in the annual advisory agreement review process. After evaluating, among other things, the nature, extent and quality of services provided by the Advisor, and reviewing the performance and operations of the Funds, the Board, including the independent Trustees, concluded that it was in the best interests of the Funds and their shareholders to continue the agreement for an additional year.

As part of its review, the Board reviewed information regarding the advisory services performed by the Advisor, the nature and qualifications of the Advisor’s portfolio management and investment staff, the Funds’ comparative investment performance, related services provided by the Advisor, and other contributions by the Advisor. The information included a report provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Advisor, including information comparing each Fund’s performance against an appropriate benchmark, as well as against the performance of an appropriate performance peer group. In addition, the Board reviewed information relating to benefits received by the Advisor, including the hiring of affiliates of the Advisor, that might result from the Advisor’s relationship with each Fund.

With regard to advisory services, staffing and performance, the Board considered information specifically provided in connection with the proposed renewal, as well as information provided in connection with quarterly Board meetings throughout the year. The Board regularly met with the Advisor’s senior management team, as well as the senior investment professionals responsible for managing each Fund. The Board was satisfied with the quality and performance of the investment professionals serving each Fund, as well as the investment and other resources available from the Advisor. The Board also considered the demonstrated financial strength of the Advisor and its parent organization, UMB Financial Corporation.

The Board considered the investment performance of each Fund as compared to its respective benchmark index, as well as its respective performance peer group for periods ended December 31, 2016. The Board noted that the highest/best performing 20% of funds in the performance peer group make up the first quintile; the next 20%, the second quintile; the next 20%, the third quintile; the next 20%, the fourth quintile; and the poorest/worst performing of funds in the performance peer group make up the fifth quintile. The Board considered that the Scout International Fund’s total return was in the first quintile for the 1- and 10-year periods, second quintile for the 3-year period and third quintile for the 5-year period. The Board considered that the Scout Mid Cap Fund’s total return was in the second quintile for the 1- and 3-year periods, third quintile for the 5-year period and first quintile for the 10-year period. The Board considered that the Scout Small Cap Fund’s total return was in the second quintile for the 1-year period, first quintile for the 3- and 5-year periods and fourth quintile for the 10-year period. The Board considered that the Scout Low Duration Bond Fund’s total return was in the third quintile for the 1- and 3-year periods. For the Scout Core Bond, Core Plus Bond and Unconstrained Bond Funds, consideration was given to the performance of the Institutional Class shares, the oldest and largest share class of the Funds. The Board considered that the Scout Core Bond Fund’s total return was in the fourth quintile for the 1- and 5-year periods, fifth quintile for the 3-year period and first quintile for the 10-year period. The Board considered that the Scout Core Plus Bond Fund’s total return was in the second quintile for the 1- and 5-year periods, fifth quintile for the 3-year period and first quintile for the 10-year period. The Board considered that the Scout Unconstrained Bond Fund’s total return was in the second quintile for the 1-year period, fourth quintile for the 3-year period and first quintile for the 5-year period. The Board considered the changes to the portfolio management team of the Scout Small Cap Fund in 2015, including the performance of the Fund since that change. The Board discussed the factors that had affected the performance of the Funds, including the reasons for the relative underperformance of certain Funds. The Board concluded that the performance of each Fund was sufficient to support the decision to renew the agreement.

The Board also reviewed the investment advisory fees payable to the Advisor under the agreement, as well as overall expense levels of the Funds and expense limitation commitments by the Advisor. In this regard, the Board reviewed the report prepared by the Board’s independent consultant, which included information comparing advisory fees and overall fund expense levels with other mutual funds in each Fund’s expense peer group. For the Scout Core Bond, Core Plus Bond and Unconstrained Bond Funds, consideration was given to the advisory fees and expense ratios of the Institutional Class shares, the oldest and largest share class of the Funds. The Board considered that the advisory fee for each of the Scout International, Small Cap, Low Duration Bond and Core Bond Funds was lower than the median advisory fee of each Fund’s respective expense peer group. The Board considered that the advisory fee for the Scout Core Plus Bond Fund was equal to the median advisory fee of the Fund’s expense peer group. The Board considered that the advisory fee for each of the Scout Mid Cap and Unconstrained Bond Funds was higher than the median advisory fee of each Fund’s respective expense peer group. The Board also considered that the total expenses of each of the Funds were lower than the median total expenses of each Fund’s respective expense peer group. The Board discussed the differences in the advisory fees paid by the Funds and the fees paid by the non-mutual fund clients and sub-advised clients of the Advisor, noting the differences in the services provided to the Funds. The Board considered the Advisor’s profitability with respect to each Fund, including information regarding year-to-year changes in the Advisor’s profitability as well as projected profitability for 2017, in order to evaluate whether the Funds were experiencing economies of scale. The Board compared the breakpoints in the advisory fees for the Funds, where they existed, with breakpoints for peer funds within similar asset categories. The Board concluded that the Funds’ fee and breakpoint structures and overall blended advisory fees were reasonable.

While no single factor was determinative to the Board’s decision, based upon their review, the Board, including the independent Trustees, determined that the advisory fee payable by each Fund to the Advisor was fair and reasonable in view of the nature, extent and quality of services provided to the Funds, as well as the costs incurred and benefits gained by the Advisor in providing such services, and determined to renew the agreement.

68	SCOUT FUNDS ANNUAL REPORT

Foreign Taxes Paid

Pursuant to Section 853 of the Internal Revenue Code of 1986, the International Fund designates (in thousands): $37,617 of income derived from foreign sources and $2,906 of foreign taxes paid for the year ended June 30, 2017.

Of the ordinary income (including short-term capital gains) distributions made by the International Fund during the year ended June 30, 2017, the proportionate share of income derived from foreign sources attributable to one share of stock, or amounts determined to be necessary, is $0.7361 and the proportionate share of foreign taxes paid attributable to one share of stock is $0.0569.

Qualified Dividend Income

For the fiscal year ended June 30, 2017, 100%, 31.78%, and 100% respectively, of the dividends paid from net investment income, including short-term capital gains (if any), for the International, Mid Cap and Small Cap Funds are designated as qualified dividend income.

Corporate Dividends Received Deduction

Dividends paid by the International, Mid Cap, and Small Cap Funds during the fiscal year ended June 30, 2017, which are not designated as capital gain distributions, should be multiplied by 2.04%, 30.26%, and 100% respectively, to arrive at the net amount eligible for the corporate dividend received deduction.

Capital Gain Designation

For Federal income tax purposes, the International, Mid Cap, Small Cap, and Core Plus Bond Funds designate (in thousands) $178,101, $22,105, $9,037, and $88, respectively, as 20% rate gain distributions for purposes of the dividends paid deduction for the fiscal year ended June 30, 2017.

JUNE 30, 2017	69

TRUSTEES AND OFFICERS
June 30, 2017 (Unaudited)

Independent Trustees

				Number of
				Portfolios	Other
				in Fund	Directorships
				Complex	Held by Trustee
	Positions			Overseen	During Past
Name, Address and Birthdate	Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	by Trustee	5 Years

Andrea F. Bielsker c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 11/16/58	Trustee Chair	Indefinite; until successor elected. Served as a Trustee since 2005.	Principal, AFB Consulting, from 2008 to 2012; Chief Financial Officer, Brooke Credit Corporation, from 2007 to May 2008; Vice President, Liberty Power Corp., 2007; Senior Vice President, Finance, Chief Financial Officer and Treasurer, Great Plains Energy Company from 2002 to 2005.	7	None

Charlotte T. Petersen c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 07/28/60	Trustee	Indefinite; until successor elected. Served as a Trustee since August 2012.	Chief Investment Officer/Consulting Investment Officer, Alexander Capital/CoBiz Investment Management, from 2006 to 2010; Portfolio Manager and Partner, Denver Investment Advisors, from 1993 to 2002; Investment Analyst and Assistant Vice President, United Capital Management, from 1986 to 1993.	7	None

Allen R. Strain c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 05/12/52	Trustee	Indefinite; until successor elected. Served as a Trustee since August 2012.	Teaching Professor, University of Missouri-Kansas City Bloch School of Business, from 2014 to August 2015 and 2009 to 2010; Vice President and Chief Financial Officer (January 2012 to April 2014) and Director (from 2010 to 2011), Ewing Marion Kauffman Foundation; Managing Director (from 2004 to 2008) and Senior Vice President (from 2000 to 2008), State Street - Kansas City (securities processing/custody).	7	None

Jerry T. Golden c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 06/16/53	Trustee	Indefinite; until successor elected. Served as a Trustee since May 2015.	National Seminar Instructor for Ernst & Young Financial Services Program, from 2014 to August 2015; Partner, Ernst & Young LLP, from 1986 to 2012.	7	None

Interested Trustee

Andrew J. Iseman* c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 11/09/64	Trustee; President	Indefinite; until successor elected. Served as a Trustee since April 2013. Served as President since November 2010.	Chief Executive Officer, Scout Investments, Inc., since August 2010; Chief Operating Officer, RK Capital Management, February 2009 to 2010; Executive Vice President & Chief Operating Officer, Janus Capital Group, from February 2007 to April 2008; President & Chief Operating Officer, Janus Investment Fund, Janus Adviser Series and Janus Aspen Series, from February 2007 to April 2008; Senior Vice President of Operations, INTECH, from May 2005 to February 2007; Vice President of Investment Operations, Janus Capital Group, from January 2003 to May 2005.	7	None

Total compensation for the independent trustees totaled $336,000 for the year ended June 30, 2017.

The Scout Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling toll-free 800-996-2862.

* Andrew J. Iseman is an “interested person” of the Funds within the meaning of Section 2(a)(19) of the 1940 Act due to his position as Chief Executive Officer of the Funds’ Advisor.

70	SCOUT FUNDS ANNUAL REPORT

TRUSTEES AND OFFICERS(Continued)
June 30, 2017 (Unaudited)

Executive Officers
The Officers of the Trust not named above are:

Positions
Name, Address and Birthdate	Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Scott A. Betz c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 12/16/77	Treasurer and Chief Compliance Officer	Indefinite, until successor elected. Served as Treasurer since May 2011. Served as Chief Compliance Officer since June 2016.	Chief Compliance Officer (since June 2016), Chief Operating Officer (since 2012), Treasurer (since May 2011), Senior Vice President (since 2009), and Chief Administrative Officer (since 2005), Scout Investments, Inc.

Jessica A. Schubel c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 09/11/78	Secretary and Anti-Money Laundering Compliance Officer	Indefinite, until successor elected. Served as Secretary since May 2012. Served as AML Compliance Officer since June 2016.	AML Compliance Officer (since June 2016), Compliance Officer (since March 2011), Scout Investments, Inc., Fund Administrator (from 2007 to 2011) and Senior Portfolio Administrator (from 2004 to 2007), State Street.

JUNE 30, 2017	71

GLOSSARY OF INVESTMENT TERMS

EQUITY FUNDS

Alpha is a measure of the difference between a portfolio’s actual returns and its expected performance, given its level of risk as measured by beta. A positive Alpha figure indicates the portfolio has performed better than its beta would predict. In contrast, a negative Alpha indicates the portfolio has underperformed, given the expectations established by beta.

Beta is a measure of the funds sensitivity to market movements. A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market.

Downside Capture is a statistical measure of an investment manager’s overall performance in down-markets. The downside capture ratio is used to evaluate how well or poorly an investment manager performed relative to an index during periods when that index has dropped.

EPS (earnings per share) is a rough measurement of the amount of a company’s profit that can be allocated to one share of its stock.

EPS Growth (Hist 5 Yr) is a measure of the annualized growth rate of net-income-per share over the trailing 5 years for the stocks currently held by the fund.

Market Cap is the total dollar market value of all of a company’s outstanding shares.

Price/Book Ratio is used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

R-squared reflects the percentage of a fund’s movement explained by movements in its benchmark.

Return On Equity amount of net income returned as a percentage of shareholders equity.

Sharpe Ratio uses a fund’s standard deviation and its excess return (the difference between the fund’s return and risk-free return of 90-day Treasury Bills) to determine reward per unit of risk.

Standard Deviation is a calculation used to measure variability of a portfolio’s performance.

Stock Multiples measure a company’s financial well-being by dividing one financial metric by another.

Turnover Ratio is a measure of the fund’s trading activity, which is computed by taking the lesser of purchases or sales (excluding all securities with maturities of less than one year) and dividing by average monthly net assets.

Upside Capture is a statistical measure of an investment manager’s overall performance in up-markets. The upside capture ratio is used to evaluate how well or poorly an investment manager performed relative to an index during periods when that index has risen.

12-Month Historical P/E ratio is the ratio of a stock’s latest closing price to its per share earnings over the last 12 months.

BOND FUNDS

Average Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price.

Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.

Basis Point is 1/100 of a percentage point in the context of interest rates and bond yields. For example, an interest rate increase of 0.25 percentage point by the Federal Reserve would be generally referred to as an increase of 25 basis points.

Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

30-Day SEC Yield is an annualized yield based on the most recent trailing 30 day period. This hypothetical income will differ (at times, significantly) from the fund's actual experience; as a result, income distributions from the fund may be higher or lower than implied by the SEC yield.

(Continued on next page)

JUNE 30, 2017	72

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov as well as the Funds’ website at www.scoutinv.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017 is available without charge, upon request, by calling 800-996-2862 or by accessing the website of the U.S. Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the website of the U.S. Securities and Exchange Commission at www .sec.gov, and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for the information of the Shareholders of the Scout International Fund, the Scout Mid Cap Fund, the Scout Small Cap Fund, the Scout Low Duration Bond Fund, the Scout Core Bond Fund, the Scout Core Plus Bond Fund, and the Scout Unconstrained Bond Fund, and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current Scout Funds Prospectus.

The Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investments, Inc., a subsidiary of UMB Financial Corporation.

SCOUT INVESTMENTS
International Fund
Scout International Fund (UMBWX)
Domestic Equity Funds
Scout Mid Cap Fund (UMBMX)
Scout Small Cap Fund (UMBHX)
Fixed Income Funds
Scout Low Duration Bond Fund (SCLDX)
Scout Core Bond Fund
Institutional Class (SCCIX)
Class Y (SCCYX)
Scout Core Plus Bond Fund
Institutional Class (SCPZX)
Class Y (SCPYX)
Scout Unconstrained Bond Fund
Institutional Class (SUBFX)
Class Y (SUBYX)

INVESTMENT ADVISOR
Scout Investments, Inc.
Kansas City, Missouri

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Kansas City, Missouri

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN UMB Bank, n.a. Kansas City, Missouri

DISTRIBUTOR
UMB Distribution Services, LLC	P.O. Box 1241, Milwaukee, WI 53201-1241
Milwaukee, Wisconsin	1-800-996-2862
scoutfunds@scoutinv.com
TRANSFER AGENT	scoutinv.com
UMB Fund Services, Inc.
Milwaukee, Wisconsin	SCOUT, SCOUT INVESTMENTS – Reg. U.S. Tm. Off.

Item 2.  Code of Ethics

The Registrant has adopted a code of ethics (the “Code”), as that term is defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. A copy of the Code is attached as an exhibit. There were no amendments to the Code or waivers from the provisions of the Code.

Item 3. Audit Committee Financial Expert

The Registrant’s board has determined that Ms. Andrea Bielsker, Mr. Allen Strain and Mr. Jerry T. Golden possess the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s audit committee and designated Ms. Andrea Bielsker, Mr. Allen Strain and Mr. Jerry T. Golden as “audit committee financial experts.” Ms. Andrea Bielsker, Mr. Allen Strain and Mr. Jerry T. Golden are independent under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees for Registrant.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with the statutory and regulatory filings and engagements for the last two fiscal years are as follows:

Fiscal year ended June 30, 2017	$196,400
Fiscal year ended June 30, 2016	$190,700

(b) Audit-Related Fees for Registrant.

The aggregate fees billed in each of the last two fiscal years for custody audits and services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

Fiscal year ended June 30, 2017	$48,000
Fiscal year ended June 30, 2016	$46,500

(c) Tax Fees for Registrant.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax review of Registrant’s tax returns are as follows:

Fiscal year ended June 30, 2017	$42,300
Fiscal year ended June 30, 2016	$42,300

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

Fiscal year ended June 30, 2017	$0
Fiscal year ended June 30, 2016	$0

(e)

(1) The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable.
(c)	Not applicable.
(d)	Not applicable.

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) Non-Audit Fees Billed for Registrant

None.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics as required by Item 2. Filed as an attachment to this filing.

(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Scout Funds

/s/ Andrew J. Iseman
Andrew J. Iseman
Principal Executive Officer
August 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew J. Iseman
Andrew J. Iseman
Principal Executive Officer
August 28, 2017

/s/ Scott A. Betz
Scott A. Betz
Principal Financial Officer
August 28, 2017